EXHIBIT 99.2

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of February 1, 2007, between Bank of America, National Association, as seller (the "Seller" or "Bank of America"), and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule"), except that the Seller will retain the master servicing rights (the "Servicing Rights") with regard to the Mortgage Loans in its capacity as Master Servicer (as defined below) and shall enter into certain Sub-Servicing Agreements with Sub-Servicers, all as contemplated in the Pooling and Servicing Agreement (as defined below).

            The Purchaser intends to transfer or cause the transfer of: (i) the Mortgage Loans; (ii) certain mortgage loans transferred by Eurohypo AG, New York Branch ("Eurohypo") to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof, between Eurohypo and the Purchaser; and (iii) one mortgage loan co-originated by Bank of America, National Association and Eurohypo AG, New York Branch (the "Skyline Portfolio Loan"), for which each of Bank of America and Eurohypo transferred their respective 50% interest in such mortgage loan to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof, among Bank of America, Eurohypo and the Purchaser, to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Fitch, Inc. and/or Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Offered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of February 1, 2007 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, National Association, as master servicer (the "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer"), and LaSalle Bank National Association, as trustee (in such capacity, the "Trustee") and as REMIC administrator. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Offered Certificates to Banc of America Securities LLC ("BAS"), Citigroup Global Markets Inc. ("Citigroup"), Commerzbank Capital Markets Corp. ("Commerz") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" and, collectively with BAS, Citigroup and Commerz, the "Underwriters") pursuant to an underwriting agreement, dated as of February 15, 2007 (the "Underwriting Agreement"). BACM intends to place the remaining Classes of Certificates (the "Non-Offered Certificates") through BAS, as placement agent (in such capacity, the "Placement Agent"), pursuant to a private placement agency agreement, dated as of February 15, 2007 (the "Private Placement Agency Agreement"), among BACM and BAS. The Offered Certificates are more fully described in the prospectus dated February 15, 2007 (the "Base Prospectus"), and the supplement to the Base Prospectus dated February 15, 2007 (the "Prospectus Supplement"; and, together with the Base Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The privately offered Non-Offered Certificates are more fully described in a private placement memorandum, dated February 15, 2007 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

            The Seller will indemnify the Underwriters, the Placement Agent and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of February 1, 2007 (the "Indemnification Agreement"), among the Seller, the Purchaser, the Underwriters and the Placement Agent.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing, which amount shall be payable on or about February 27, 2007 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans on and after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights), including without limitation all principal and interest due on or with respect to the Mortgage Loans after the Cut-off Date, together with Bank of America's right, title and interest in and to any related insurance policies and all other documents in the related Mortgage Files.

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date or within the time periods specified in Section 2.01 of the Pooling and Servicing Agreement, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the documents, instruments and agreements required to be delivered by the Purchaser to the Trustee under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01, and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request.

            (d) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

            (e) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(c). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(c) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File; provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan countersigned by the related title company or its authorized agent.

            (f) [Reserved].

            (g) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (h) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

            (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) Eurohypo is duly licensed and authorized to transact business in the State of New York as a branch of a foreign bank under Article V of the Banking Law of the United States.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan or REO Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that, as evidenced by an accompanying Opinion of Counsel, any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of
Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulations Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

            For purposes of this Section 4(c), "Resolution Extension Period" shall mean:

            (i) for purposes of remediating a Material Breach with respect to any Mortgage Loan, the 90-day period following the end of the applicable Initial Resolution Period;

            (ii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Loan at the commencement of, and does not become a Specially Serviced Loan during, the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (i) the 90th day following the end of such Initial Resolution Period and (ii) the 45th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

            (iii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a not a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of such Servicing Transfer Event; and

            (iv) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, zero days; provided, however, if the Seller did not receive written notice from the Master Servicer or the Special Servicer of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event shall be deemed to have occurred during such Initial Resolution Period and the immediately preceding clause (iii) of this definition will be deemed to apply.

            In addition, the applicable Seller shall have an additional 90 days to cure such Material Document Defect or Material Breach, provided that the Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or part of a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Cross-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Cross-Collateralized Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, (b) the debt service coverage ratio on the Closing Date, and (c) 1.25x and (ii) the loan-to-value ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, (b) the loan-to-value ratio on the Closing Date, and (c) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties.

            To the extent that the Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and the Depositor shall either uncross the repurchased Cross-Collateralized Mortgage Loan or affected Mortgaged Property or, in the case of a Cross-Collateralized Mortgage Loan, forbear from enforcing any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans or Mortgaged Properties, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans or Mortgaged Properties held by such party, then both parties shall forbear from exercising such remedies until the related Mortgage Loan documents can be modified to remove the threat of impairment as a result of the exercise of remedies. "Primary Collateral" shall mean the Mortgaged Property directly securing a Cross-Collateralized Mortgage Loan excluding, however, any Mortgaged Property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of such loans.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

      If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

      Except as set forth in Section 4(f), it is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect. In addition, any failure of Bank of America or Eurohypo to honor its obligations under the related mortgage loan purchase and sale agreement in respect of the Skyline Portfolio Loan shall not increase the liability or obligations of the Seller hereunder.

      It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) Subject to the specific delivery requirements set forth in the Pooling and Servicing Agreement, if the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

            (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

            (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

            (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of the 90th day following the Closing Date, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

            (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File; and

            (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

            (e) For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any serviced Companion Loan that is deposited into another securitization, the depositor for such other securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on the schedules pertaining to information required by Regulation AB attached to the Pooling and Servicing Agreement, within the time periods set forth in Article XI of the Pooling and Servicing Agreement.

            (f) With respect to any action taken concerning "due-on-sale" or a "due-on-encumbrance" clause as set forth in Section 3.08(a) of the Pooling and Servicing Agreement or a defeasance, any fees or expenses related thereto, including any fee charged by a Rating Agency that is rendering a written confirmation, to the extent that the related Mortgage Loan documents do not permit the lender to require payment of such fees and expenses from the Mortgagor and the Master Servicer or the Special Servicer, as applicable, has requested that the related Mortgagor pay such fees and expenses and such Mortgagor refuses to do so, shall be paid by the Seller.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.

            The parties hereto shall cooperate with Ernst & Young LLP (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) The result of any examination of the Mortgage Files and Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

            (vii) Neither the Private Placement Agency Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller from the Comptroller of the Currency, dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Placement Agent may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser, the Underwriters and the Placement Agent, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee, the Placement Agent and each Rating Agency; and

            (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from the Accountants dated the date of any free writing prospectus, Prospectus Supplement and Memorandum, respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the free writing prospectus and the Prospectus Supplement and to the Purchaser and the Placement Agent in the case of the Memorandum stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any free writing prospectus, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any free writing prospectus, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any free writing prospectus, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention:
Stephen L. Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255 and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202), or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, National Association, 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention: Stephen
L. Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255 and to Henry
A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202) or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY
(I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loans (each a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21. WAIVER OF TRIAL BY JURY.

            THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 22. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       BANK OF AMERICA, NATIONAL
                                          ASSOCIATION

                                          By:/s/ Stephen L. Hogue
                                             -----------------------------------
                                             Name: Stephen L. Hogue
                                             Title: Principal



                                       BANC OF AMERICA COMMERCIAL
                                          MORTGAGE INC.

                                          By:/s/ John S. Palmer
                                             -----------------------------------
                                             Name: John S. Palmer
                                             Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

Sequence   Loan Number   Loan Seller (1)
--------   -----------   --------------------------
       1       3405106   Bank of America / Eurohypo
     1.1       3405106   Bank of America / Eurohypo
     1.2       3405106   Bank of America / Eurohypo
     1.3       3405106   Bank of America / Eurohypo
     1.4       3405106   Bank of America / Eurohypo
     1.5       3405106   Bank of America / Eurohypo
     1.6       3405106   Bank of America / Eurohypo
     1.7       3405106   Bank of America / Eurohypo
     1.8       3405106   Bank of America / Eurohypo


       4       3401471   Bank of America
     4.1       3401471   Bank of America
     4.2       3401471   Bank of America
     4.3       3401471   Bank of America
     4.4       3401471   Bank of America
     4.5       3401471   Bank of America
     4.6       3401471   Bank of America
     4.7       3401471   Bank of America
     4.8       3401471   Bank of America
     4.9       3401471   Bank of America
    4.10       3401471   Bank of America
    4.11       3401471   Bank of America
    4.12       3401471   Bank of America
    4.13       3401471   Bank of America
    4.14       3401471   Bank of America
    4.15       3401471   Bank of America
    4.16       3401471   Bank of America
    4.17       3401471   Bank of America
    4.18       3401471   Bank of America
    4.19       3401471   Bank of America
       5       3403207   Bank of America
     5.1       3403207   Bank of America
     5.2       3403207   Bank of America
     5.3       3403207   Bank of America
     5.4       3403207   Bank of America
     5.5       3403207   Bank of America
     5.6       3403207   Bank of America
     5.7       3403207   Bank of America

       6       3403858   Bank of America
     6.1       3403858   Bank of America
     6.2       3403858   Bank of America
     6.3       3403858   Bank of America
     6.4       3403858   Bank of America

       7       3404790   Bank of America
       8       3403716   Bank of America
      11       3403748   Bank of America
      12       3404480   Bank of America
      13       3404424   Bank of America


      14       3402871   Bank of America
    14.1       3402871   Bank of America
    14.2       3402871   Bank of America
    14.3       3402871   Bank of America
    14.4       3402871   Bank of America
    14.5       3402871   Bank of America
      15       3402872   Bank of America
    15.1       3402872   Bank of America
    15.2       3402872   Bank of America
    15.3       3402872   Bank of America
    15.4       3402872   Bank of America
      16       3402921   Bank of America
    16.1       3402921   Bank of America
    16.2       3402921   Bank of America
    16.3       3402921   Bank of America
      17       3402772   Bank of America
    17.1       3402772   Bank of America
    17.2       3402772   Bank of America
      18       3402873   Bank of America
    18.1       3402873   Bank of America
    18.2       3402873   Bank of America
      19       3402868   Bank of America
      20       3402869   Bank of America

      22         21892   Bank of America
      23       3404095   Bank of America
      24       3403925   Bank of America
      25       3403763   Bank of America
      26       3402185   Bank of America
      27       3404427   Bank of America
      28       3403127   Bank of America
      29       3403567   Bank of America
      30       3402726   Bank of America
      31       3402616   Bank of America

      32         20489   Bank of America
    32.1         20489   Bank of America
    32.2         20489   Bank of America
    32.3         20489   Bank of America
    32.4         20489   Bank of America
    32.5         20489   Bank of America

      33       3402725   Bank of America
      34         22339   Bank of America
      35         21510   Bank of America
      36       3402284   Bank of America
      37         59789   Bank of America
      39       3400559   Bank of America
      40       3401205   Bank of America
      41         20459   Bank of America
      42       3404344   Bank of America
      43       3403465   Bank of America
      44       3403238   Bank of America
      45         19122   Bank of America
      46       3401686   Bank of America
      47       3403568   Bank of America
      48       3403227   Bank of America
      49         20671   Bank of America
      50         59819   Bank of America
      51       3404395   Bank of America
      52       3403837   Bank of America
      53       3404173   Bank of America
      54         17679   Bank of America
      55       3403481   Bank of America
      56       3404044   Bank of America
      57       3402364   Bank of America
      58       3403276   Bank of America
      59         20467   Bank of America
      60         20475   Bank of America
      61       3400925   Bank of America
      62       3401480   Bank of America
      63         20421   Bank of America
      64         20281   Bank of America
      65       3403172   Bank of America
      66         21997   Bank of America
      67         21328   Bank of America
      68       3404022   Bank of America
      69       3403145   Bank of America
      70       3400007   Bank of America
      71       3403987   Bank of America
      72       3403903   Bank of America
      73       3404220   Bank of America
      74       3404754   Bank of America
      75       3402748   Bank of America
      76       3402369   Bank of America
      77       3401946   Bank of America
      78         18193   Bank of America
      79         21506   Bank of America
      80       3404933   Bank of America
      81       3401799   Bank of America
      82         19331   Bank of America
      83         21492   Bank of America
      84       3402937   Bank of America
      85       3403133   Bank of America
      86       3402617   Bank of America
      87       3404122   Bank of America
      88       3403974   Bank of America
      89         21995   Bank of America

      90       3404176   Bank of America
    90.1       3404176   Bank of America
    90.2       3404176   Bank of America

      91       3402418   Bank of America
      92       3403838   Bank of America
      93         19357   Bank of America
      94         21108   Bank of America
      95         19348   Bank of America
      96       3401958   Bank of America
      97         19221   Bank of America
      98       3402124   Bank of America
      99       3404079   Bank of America
     100         20881   Bank of America
     101         21988   Bank of America
     102       3403976   Bank of America
     103       3403971   Bank of America
     104         21198   Bank of America
     105         19059   Bank of America
     106         20082   Bank of America
     107         18225   Bank of America
     108       3403582   Bank of America
     109       3402892   Bank of America
     110       3402844   Bank of America
     111       3402027   Bank of America
     112       3402896   Bank of America
     113         21120   Bank of America
     114       3403188   Bank of America
     115       3402994   Bank of America
     116       3403975   Bank of America
     117       3404014   Bank of America

     118       3404289   Bank of America
   118.1       3404289   Bank of America
   118.2       3404289   Bank of America

     119         20634   Bank of America
     120       3403973   Bank of America
     121         19646   Bank of America
     122         20869   Bank of America
     123       3404463   Bank of America
     124       3403571   Bank of America
     126       3403572   Bank of America
     127         20967   Bank of America
     128       3404032   Bank of America
     129       3404094   Bank of America
     130         21616   Bank of America
     131       3402028   Bank of America
     132         20674   Bank of America
     133       3403864   Bank of America
     134         19474   Bank of America
     135         18504   Bank of America
     136         21621   Bank of America
     137       3402991   Bank of America
     138       3400454   Bank of America
     139         19843   Bank of America
     140         20112   Bank of America
     141       3404402   Bank of America
     142         21266   Bank of America
     143         21017   Bank of America
     144         21850   Bank of America
     145         20566   Bank of America
     146         21104   Bank of America
     147         20762   Bank of America
     148       3404161   Bank of America
     149       3404770   Bank of America
     150         18924   Bank of America
     151         20333   Bank of America
     152       3404159   Bank of America
     153       3403570   Bank of America
     154         20306   Bank of America
     155         20745   Bank of America
     156         20865   Bank of America
     157         21072   Bank of America



Sequence   Property Name (2)
--------   --------------------------------------------------------------------
       1   Skyline Portfolio (Rollup)
     1.1   One Skyline Tower
     1.2   Seven Skyline Place
     1.3   Six Skyline Place
     1.4   Five Skyline Place
     1.5   One Skyline Place
     1.6   Four Skyline Place
     1.7   Two Skyline Place
     1.8   Three Skyline Place

           Total Crossed Loans
       4   Inland - Bradley Portfolio Pool A (Rollup)
     4.1   Inland - Bradley Portfolio - Millennium Inorganic Chemicals Building
     4.2   Inland - Bradley Portfolio - Hartford Fire Insurance Co
     4.3   Inland - Bradley Portfolio - OCE-USA Inc
     4.4   Inland - Bradley Portfolio - Kelsey-Seybold Office Building
     4.5   Inland - Bradley Portfolio - EDS (1)
     4.6   Inland - Bradley Portfolio - Dopaco Inc
     4.7   Inland - Bradley Portfolio - Pur-Flo MCP
     4.8   Inland - Bradley Portfolio - AMK Holdings (1)
     4.9   Inland - Bradley Portfolio - Eastwynn Theaters
    4.10   Inland - Bradley Portfolio - FMC Corp
    4.11   Inland - Bradley Portfolio - Metals USA
    4.12   Inland - Bradley Portfolio - BRK Brands First Alert
    4.13   Inland - Bradley Portfolio - EDS (2)
    4.14   Inland - Bradley Portfolio - TSA Stores
    4.15   Inland - Bradley Portfolio - Caleb Brett Lab Facility
    4.16   Inland - Bradley Portfolio - AMK Holdings (2)
    4.17   Inland - Bradley Portfolio - Ulta 3 Cosmetics Savings Store
    4.18   Inland - Bradley Portfolio - Hollywood Entertainment Corp
    4.19   Inland - Bradley Portfolio - Discovery Clothing
       5   Inland - Bradley Portfolio Pool B (Rollup)
     5.1   Inland - Bradley Portfolio - Mount Zion Industrial
     5.2   Inland - Bradley Portfolio - Deluxe Video Service
     5.3   Inland - Bradley Portfolio - Proquest Business Solutions
     5.4   Inland - Bradley Portfolio - Lamons Manufacturing Facility
     5.5   Inland - Bradley Portfolio - Entegra Fasteners
     5.6   Inland - Bradley Portfolio - Fulton Performance Products
     5.7   Inland - Bradley Portfolio - OfficeMax Contract Inc

       6   Hirschfeld Portfolio (Rollup)
     6.1   Hirschfeld Portfolio - Eagles Walk at White Marsh
     6.2   Hirschfeld Portfolio - Steeplechase
     6.3   Hirschfeld Portfolio - Tall Oaks
     6.4   Hirschfeld Portfolio - Ridge View

       7   Pacific Shores
       8   575 Lexington Avenue
      11   1412 Broadway
      12   University View
      13   Hotel Solamar

           Total Crossed Loans
      14   PNA-Infra-Metals Portfolio (Rollup)
    14.1   PNA-Infra-Metals Portfolio - Marseilles, IL
    14.2   PNA-Infra-Metals Portfolio - Tampa, FL
    14.3   PNA-Infra-Metals Portfolio - Petersburg, VA
    14.4   PNA-Infra-Metals Portfolio - Wallingford, CT
    14.5   PNA-Infra-Metals Portfolio - Hallandale, FL
      15   PNA-Feralloy Industrial Portfolio (Rollup)
    15.1   PNA-Feralloy Industrial Portfolio - Stockton, CA
    15.2   PNA-Feralloy Industrial Portfolio - Decatur, AL
    15.3   PNA-Feralloy Industrial Portfolio - Huger, SC
    15.4   PNA-Feralloy Industrial Portfolio - Granite City, IL
      16   PNA-Delnor Industrial Portfolio (Rollup)
    16.1   PNA-Delnor Industrial Portfolio - Fort Worth, TX
    16.2   PNA-Delnor Industrial Portfolio - San Antonio, TX
    16.3   PNA-Delnor Industrial Portfolio - Tulsa, OK
      17   PNA-Delta Steel Portfolio (Rollup)
    17.1   PNA-Delta Steel Portfolio - Houston, TX
    17.2   PNA-Delta Steel Portfolio - Corpus Christi, TX
      18   PNA-Smith Pipe & Steel Industrial Portfolio (Rollup)
    18.1   PNA-Smith Pipe & Steel Industrial Portfolio - Phoenix, AZ
    18.2   PNA-Smith Pipe & Steel Industrial Portfolio - Tucson, AZ
      19   PNA-Clinton-Lockwood
      20   PNA-Metal Supply Property

      22   Indian Hills Apartments
      23   Lowe 6th Street Properties
      24   Marketplace at Hamden
      25   Forum IV at Olympia Parkway
      26   Causeway Plaza
      27   BMW Financial Services Building
      28   Merrymeeting Plaza
      29   Marsh Office 886
      30   Brooks Landing Apartments
      31   Quality Suites Maingate East

      32   Long Island Retail Portfolio (Rollup)
    32.1   Miller Place
    32.2   Wading River Square
    32.3   Cablevision
    32.4   Riverhead Commons
    32.5   Dogwood Professional Center

      33   Capitol Place Apartments
      34   Whitefish Bay Townhomes
      35   Marina Bay Apartments
      36   University Commons - Lexington
      37   CAE, Inc.
      39   Hollywood & Bronson Self Storage
      40   Putnam Shopping Center
      41   Colonial Oaks Mobile Home Park
      42   United Solar Ovonic
      43   Hampton Inn Miami Dadeland
      44   Islandia Pavilion
      45   Village on the Green Apartments
      46   Orchard Ridge Corporate Park
      47   Canyon Hills Marketplace Phase I
      48   Best Western Georgetown
      49   Hampton Inn - Downtown Indianapolis
      50   Honey Creek II
      51   Ship Mall
      52   2700 Fulton Avenue
      53   Home Depot Niagara Falls
      54   Ramshorn Executive Center
      55   Appleton Square
      56   Hooman Pontiac GMC
      57   Marsh Store 14
      58   Golder Ranch Shopping Center
      59   Gregory Cove Apartments
      60   Boland Eastpoint
      61   Welch Plaza Apartments
      62   North Hills Shopping Center
      63   Strongsville Towne Center
      64   Tulsa Retail Center
      65   Northern Crossing
      66   Pendleton Lake East
      67   Pond Place Medical Office
      68   Rancho Alta Mira Shopping Center
      69   Island Tug and Barge
      70   Eugene Tower
      71   Forest Hills Corporate Center
      72   Albertson's Rancho Cucamonga
      73   One Kenmare Square
      74   Giant Eagle - Tallmadge, OH
      75   Inn at Great Neck
      76   Marsh Store 40
      77   Rowan Corporate Towers
      78   East Park Estates
      79   Center at Smith Valley
      80   Queens Walgreens
      81   Spring Creek Medical Center
      82   Sentry Station
      83   Lincoln Ridge Retail
      84   Ajax Tocco Industrial Buildings
      85   14221 Artesia Boulevard
      86   Amalgamated Bank
      87   Bally - West Palm Beach
      88   Budget Self Storage - Lawndale
      89   Oak Bend Commons

      90   Auburn Hills and Taylor La-Z-Boy Portfolio (Rollup)
    90.1   Auburn Hills La-Z-Boy
    90.2   Taylor La-Z-Boy

      91   Cornell Home Center
      92   Desert Jewel Apartments
      93   Comfort Suites DFW
      94   Wellington Place
      95   Expressway Plaza II
      96   Commerce Bank Grosvenor Lane
      97   Clarion Inn Chester
      98   Georgetown South Apartments
      99   Burbank Village Walk
     100   Whitney Place Self Storage
     101   Colony Bay
     102   Budget Self Storage - University
     103   Hickory Self Storage
     104   Buckner Medical
     105   Paramount Place
     106   Seven-Twenty Portfolio
     107   Automall Mini Storage
     108   Marsh Warehouse #850
     109   Rocky Knoll Estates MHC
     110   West Conway Mini Storage
     111   Walgreens at Oakland
     112   Robindale Park MHC
     113   Suburban Lodge Atlanta
     114   Lakewood Towne Center
     115   Boise Cascade - Minnesota
     116   Budget Self Storage - Highpoint Road
     117   Identity Center

     118   Walgreens Mentor & Brecksville, OH Portfolio (Rollup)
   118.1   Walgreens Brecksville
   118.2   Walgreens Mentor

     119   Woodlands Atrium
     120   Budget Self Storage - Peters Creek
     121   Arizona Self Storage
     122   Eisma Office II
     123   West Branch Walgreens
     124   Lobill's Store 307
     126   Lobill's Store 325
     127   Center at Stop Eleven
     128   Galleria Plaza
     129   Richmond Ridge Apartments
     130   Madison Village
     131   Walgreens at Mishawaka
     132   Woodland Center-Richmond
     133   Maximus Self Storage
     134   Nisqually Ridge Apartments
     135   Virginia Office Building
     136   Staples - Pendleton Pike
     137   Boise Cascade - Illinois
     138   63 Marginal Way
     139   Willowbrook Apartments
     140   Royer Mansion
     141   Eckerd
     142   Del Amo Square
     143   Stor-In Mini Storage
     144   Cypress Mini Storage
     145   Twentieth Center
     146   Broadway Apartments
     147   US Bank National
     148   820 Scarsdale Avenue
     149   Goodyear - Spires
     150   Middleboro Self Storage
     151   Halcyon Village
     152   Big Lots
     153   Lobill's Store 301
     154   Wedgwood Apartments
     155   Linden Heights Plaza
     156   Keystone Apartments
     157   Fairbanks Shopping Center
           Totals


Sequence   Street Address
--------   ----------------------------------------------------------------------
       1   Various
     1.1   5107 Leesburg Pike
     1.2   5275 Leesburg Pike
     1.3   5109 Leesburg Pike
     1.4   5111 Leesburg Pike
     1.5   5205 Leesburg Pike
     1.6   5113 Leesburg Pike
     1.7   5203 Leesburg Pike
     1.8   5201 Leesburg Pike


       4   Various
     4.1   6752 Baymeadow Drive
     4.2   101 Civic Center Drive
     4.3   1800 Bruning Drive West
     4.4   8900 Lakes at 610 Drive
     4.5   725 North Regional Road
     4.6   315 Kirk Road
     4.7   9625 55th Street
     4.8   500 West North Shore Drive
     4.9   1575 Lexington Road
    4.10   4500 Westport Drive
    4.11   301 Industrial Drive
    4.12   3901 Liberty Street
    4.13   300 10th Street Northwest
    4.14   125 East Army Trail Road
    4.15   1114 Seaco Avenue
    4.16   21875 Doral Road
    4.17   145 East Army Trail Road
    4.18   629 Newtown Road
    4.19   135 East Army Trail Road
       5   Various
     5.1   135 South Mount Zion Road
     5.2   9201 Faulkner Lake Road
     5.3   3900 Kinross Lakes Parkway
     5.4   7300 Airport Boulevard
     5.5   321 Foster Avenue
     5.6   1050 Indianhead Drive
     5.7   421 East Stevenson Road

       6   Various
     6.1   7507 Tomahawk Court
     6.2   10337 Society Park Drive
     6.3   3519 Leslie Way
     6.4   5 Maidstone Court

       7   1100-2100 Seaport Boulevard
       8   575 Lexington Avenue
      11   1412 Broadway
      12   8204 Baltimore Avenue
      13   435 Sixth Avenue


      14   Various
    14.1   1601 Broadway Street
    14.2   5206 24th Avenue South
    14.3   1900 Bessemer Road
    14.4   8 Pent Highway
    14.5   200 Northeast 7th Street
      15   Various
    15.1   936 Performance Drive
    15.2   1435 Red Hat Road
    15.3   1020 North Steel Circle
    15.4   2500 Century Drive
      16   Various
    16.1   9217 South Freeway
    16.2   1840 Ackerman Road
    16.3   2000 North 170th East Avenue
      17   Various
    17.1   7355 Roundhouse Lane
    17.2   303 Navigation Boulevard
      18   Various
    18.1   735 North 19th Avenue
    18.2   1501 South Euclid Avenue
      19   5311 Clinton Drive
      20   526 Mockingbird Lane

      22   19101, 19201, 19219 Euclid Avenue, 1490, 1500, 1540 East 193rd Street,
           19200 Roseland Avenue, and 1491, 1501, 1541 East 191st Street
      23   1206-1338 East 6th Street and 1205-1321 Wholesale Street
      24   2335 Dixwell Avenue
      25   8230 Agora Parkway
      26   3230, 3300, 3330 West Esplanade Avenue & 3510 North Causeway Boulevard
      27   5550 Britton Parkway
      28   145-147 Bath Road
      29   9800 Crosspoint Boulevard
      30   3055 Floyd Avenue
      31   5876 West Irlo Bronson Memorial Highway

      32   Various
    32.1   325 - 353 Route 25A
    32.2   6278 Route - 25A
    32.3   254 Route 58
    32.4   721 East Main Street
    32.5   6302 Route - 25A

      33   840-890 Sacramento Avenue
      34   240 East Chateau Place
      35   939 & 969 East Flamingo Road
      36   845 Red Mile Road
      37   4 Apollo Drive
      39   5900 Hollywood Boulevard
      40   200 Kennedy Drive
      41   10425 Middle Avenue
      42   2705 Commerce Parkway
      43   8200 Southwest 70th Avenue
      44   1377 Motor Parkway
      45   3215 Verdant Drive Southwest
      46   281 and 301 Fields Lane
      47   25311-25381 Railroad Canyon Road; 29987-29999 Canyon Hills Road
      48   1121 New Hampshire Avenue Northwest
      49   105 South Meridian Street
      50   115 South 84th Street
      51   24 Broadway
      52   2700 Fulton Avenue
      53   750 Builders Way
      54   2399 North Highway 34
      55   171 East Street
      56   6101 West Slauson Avenue
      57   2140 East 116th Street
      58   15250, 15270, 15310, & 15318 North Oracle Road
      59   5601 Edenfield Road
      60   2600-2700 Stanley Gault Parkway
      61   421 23rd Avenue South
      62   1004-1298 Lonnie Abbott Boulevard
      63   14933-15323 Pearl Road
      64   9027 & 9121-9161 East 71st Street
      65   5790 West Northern Avenue
      66   2727 Grand Haven Drive
      67   166 Waterbury Road
      68   4900, 4950 & 4990 West Craig Road
      69   3518-3546 West Marginal Way Southwest
      70   800 Willamette Street
      71   3860 Forest Hills Irene Road
      72   9700 - 9799 Baseline Road
      73   210 Lafayette Street
      74   205 West Avenue
      75   30 Cuttermill Road
      76   11625 Fox Road
      77   8050 Rowan Road
      78   2420 Sycamore Street
      79   1675 West Smith Valley Road
      80   73-15 Kissena Boulevard
      81   24727 Tomball Parkway
      82   2535-2645 Battlefield Parkway
      83   1500, 1510 and 1520 Del Webb Boulevard
      84   30000 and 30100 Stephenson Highway
      85   14221 Artesia Boulevard
      86   10 East 14th Street
      87   501 Village Boulevard
      88   2910 Lawndale Drive
      89   6680 Oak Bend Commons Way

      90   Various
    90.1   3975 Baldwin Road
    90.2   22919 Eureka Road

      91   17235-17305 Northwest Corridor Court
      92   2800 North Arizona Avenue
      93   4700 West John Carpenter Freeway
      94   2801 Wellington Circle
      95   1500-1512 Lowes Boulevard
      96   11624 Grosvenor Lane
      97   2401 West Hundred Road
      98   1855 Shoshone Drive
      99   150 South San Fernando Boulevard
     100   2700 Whitney Place
     101   3450 Brooke Colony Drive
     102   2720 University Parkway
     103   733 10th Avenue Southeast
     104   4801 South Buckner Boulevard
     105   1420-1426 Paramount Drive
     106   720, 750, 760 Southwest 12th Avenue & 2680 Gateway Drive
     107   1825 Cooper Point Road Southwest
     108   9511 West Depot Street
     109   193 Tremont Street
     110   3715 West Prince Street
     111   3520 Baldwin Road
     112   1103 Robindale Drive
     113   7465 Davidson Parkway South
     114   6020-6030 Main Street
     115   8714 215th Street West
     116   4514 High Point Road
     117   2808 South Main Street

     118   Various
   118.1   8966-8974 Brecksville Road
   118.2   7320 Lakeshore Boulevard

     119   24900 Pitkin Road
     120   550 Peters Creek Parkway
     121   5115 North 59th Avenue
     122   2704 & 2706 Southeast Otis Corley Drive
     123   2480 East Houghton Avenue
     124   11865 Hamilton Avenue
     126   501 National Road West
     127   2312-2372 East Stop Eleven Road
     128   829 North Atlantic Avenue
     129   3613, 3617, 3628 & 3629 South Hampton Court
     130   1870 Atlanta Road Southeast
     131   3425 South Bremen Highway
     132   541, 551, 561, 571 Eastpark Court
     133   20355 East Nine Mile Road
     134   110 River Ridge Drive Southeast
     135   2440 North Litchfield Road
     136   10422 Pendleton Pike
     137   600 Timber Lane
     138   63 Marginal Way
     139   2106 Buechel Bank Road
     140   17702 Mitchell North
     141   4434 Highway 58
     142   4900 Palo Verde Avenue
     143   7321 44th Avenue Northeast
     144   8882 Watson Street
     145   14904 Bel Red Road
     146   524 32nd Street
     147   601 Lively Boulevard
     148   820 Scarsdale Avenue
     149   2528-2590 North Lakewood Boulevard
     150   104 West Grove Street
     151   7825-7861 Vaughn Road
     152   2425 State Highway 39
     153   950 North Cass Street
     154   100 Robert Jemison Drive
     155   2909-2939 Linden Avenue
     156   145 South McDonough Street
     157   6306 Fairbanks North Houston



Sequence   City                 State     Zip Code   Mortgage Rate (3)(4)    Amortization Basis (5)   Original Balance
--------   ------------------   -------   --------   --------------------    ----------------------   ----------------
       1   Falls Church         VA           22041                  5.743%   Actual/360                   $271,200,000
     1.1   Falls Church         VA           22041                                                          53,880,000
     1.2   Falls Church         VA           22041                                                          40,320,000
     1.3   Falls Church         VA           22041                                                          32,760,000
     1.4   Falls Church         VA           22041                                                          31,480,000
     1.5   Falls Church         VA           22041                                                          29,320,000
     1.6   Falls Church         VA           22041                                                          28,200,000
     1.7   Falls Church         VA           22041                                                          28,000,000
     1.8   Falls Church         VA           22041                                                          27,240,000

                                                                                                           184,806,114
       4   Various              Various   Various                   5.948%   30/360                        104,770,697
     4.1   Glen Burnie          MD           21060                                                          13,824,427
     4.2   Santee               CA           92071                                                          12,022,693
     4.3   Itasca               IL           60143                                                          10,156,344
     4.4   Houston              TX           77054                                                           8,987,523
     4.5   Greensboro           NC           27409                                                           8,678,875
     4.6   St. Charles          IL           60174                                                           7,862,815
     4.7   Kenosha              WI           53144                                                           7,350,732
     4.8   Hartland             WI           53029                                                           5,860,131
     4.9   Athens               GA           30605                                                           5,453,805
    4.10   Mechanicsburg        PA           17055                                                           4,028,814
    4.11   Horicon              WI           53032                                                           3,708,608
    4.12   Aurora               IL           60504                                                           3,662,584
    4.13   Clarion              IA           50525                                                           3,171,555
    4.14   Glendale Heights     IL           60139                                                           3,023,039
    4.15   Deer Park            TX           77536                                                           2,964,819
    4.16   Waukesha             WI           53186                                                           1,364,493
    4.17   Glendale Heights     IL           60139                                                             983,425
    4.18   Virginia Beach       VA           23462                                                             967,799
    4.19   Glendale Heights     IL           60139                                                             698,216
       5   Various              Various   Various                   5.905%   30/360                         80,035,417
     5.1   Lebanon              IN           46052                                                          25,850,000
     5.2   North Little Rock    AR           72117                                                          25,635,743
     5.3   Richfield            OH           44286                                                          10,563,142
     5.4   Houston              TX           77061                                                           6,686,883
     5.5   Wood Dale            IL           60191                                                           4,895,239
     5.6   Mosinee              WI           54455                                                           4,548,795
     5.7   Ottawa               IL           61350                                                           1,855,615

       6   Various              MD        Various                   5.699%   Actual/360                    167,000,000
     6.1   Rosedale             MD           21237                                                          56,700,000
     6.2   Cockeysville         MD           21030                                                          49,800,000
     6.3   Laurel               MD           20724                                                          41,900,000
     6.4   Rosedale             MD           21237                                                          18,600,000

       7   Redwood City         CA           94063                  5.477%   Actual/360                    165,875,000
       8   New York             NY           10022                  5.728%   Actual/360                    162,500,000
      11   New York             NY           10018                  5.823%   Actual/360                    102,000,000
      12   College Park         MD           20740                  5.538%   Actual/360                     80,750,000
      13   San Diego            CA           92101                  5.485%   Actual/360                     60,900,000

                                                                                                            50,000,000
      14   Various              Various   Various                   6.395%   Actual/360                     15,353,750
    14.1   Marseilles           IL           61341                                                           4,500,000
    14.2   Tampa                FL           33619                                                           4,350,000
    14.3   Petersburg           VA           23805                                                           3,412,500
    14.4   Wallingford          CT           06492                                                           2,341,250
    14.5   Hallandale           FL           33009                                                             750,000
      15   Various              Various   Various                   6.403%   Actual/360                     13,038,750
    15.1   Stockton             CA           95206                                                           4,875,000
    15.2   Decatur              AL           35601                                                           3,243,750
    15.3   Huger                SC           29450                                                           2,805,000
    15.4   Granite City         IL           62040                                                           2,115,000
      16   Various              Various   Various                   6.403%   Actual/360                      7,140,000
    16.1   Fort Worth           TX           76140                                                           2,782,500
    16.2   San Antonio          TX           78219                                                           2,557,500
    16.3   Tulsa                OK           74116                                                           1,800,000
      17   Various              TX        Various                   6.403%   Actual/360                      5,490,000
    17.1   Houston              TX           77078                                                           4,875,000
    17.2   Corpus Christi       TX           78408                                                             615,000
      18   Various              AZ        Various                   6.403%   Actual/360                      5,325,000
    18.1   Phoenix              AZ           85009                                                           4,800,000
    18.2   Tucson               AZ           85713                                                             525,000
      19   Houston              TX           77020                  6.403%   Actual/360                      3,300,000
      20   Clute                TX           77531                  6.403%   Actual/360                        352,500

      22   Euclid               OH           44117                  5.651%   Actual/360                     46,500,000
      23   Los Angeles          CA           90021                  5.672%   Actual/360                     39,000,000
      24   Hamden               CT           06514                  5.644%   Actual/360                     32,400,000
      25   Selma                TX           78154                  5.635%   Actual/360                     31,200,000
      26   Metairie             LA           70002                  5.765%   Actual/360                     30,000,000
      27   Hilliard             OH           43026                  5.907%   Actual/360                     28,960,000
      28   Brunswick            ME           04011                  5.650%   Actual/360                     24,350,000
      29   Indianapolis         IN           46256                  5.880%   Actual/360                     23,254,261
      30   Modesto              CA           95355                  5.470%   Actual/360                     23,000,000
      31   Kissimmee            FL           34746                  5.945%   Actual/360                     21,922,000

      32   Various              NY        Various                   5.900%   Actual/360                     21,000,000
    32.1   Miller Place         NY           11764                                                          10,481,675
    32.2   Wading River         NY           11792                                                           4,471,204
    32.3   Riverhead            NY           11901                                                           2,712,042
    32.4   Riverhead            NY           11901                                                           2,162,304
    32.5   Wading River         NY           11792                                                           1,172,775

      33   West Sacramento      CA           95605                  5.470%   Actual/360                     20,000,000
      34   Milwaukee            WI           53217                  5.582%   Actual/360                     19,000,000
      35   Las Vegas            NV           89119                  5.758%   Actual/360                     18,000,000
      36   Lexington            KY           40504                  5.835%   Actual/360                     16,875,000
      37   Whippany             NJ           07981                  6.298%   Actual/360                     16,900,000
      39   Hollywood            CA           90028                  6.290%   Actual/360                     16,400,000
      40   Putnam               CT           06260                  5.860%   Actual/360                     16,400,000
      41   Elyria               OH           44035                  5.662%   Actual/360                     16,300,000
      42   Auburn Hills         MI           48326                  5.833%   Actual/360                     15,555,000
      43   Miami                FL           33143                  5.700%   Actual/360                     15,400,000
      44   Hauppauge            NY           11749                  5.756%   Actual/360                     15,000,000
      45   Atlanta              GA           30331                  6.150%   Actual/360                     14,675,000
      46   Brewster             NY           10509                  6.011%   Actual/360                     14,500,000
      47   Lake Elsinore        CA           92532                  5.746%   Actual/360                     14,300,000
      48   Washington           DC           20037                  5.923%   Actual/360                     14,150,000
      49   Indianapolis         IN           46225                  5.750%   Actual/360                     14,000,000
      50   Milwaukee            WI           53214                  5.748%   Actual/360                     14,000,000
      51   Lynnfield            MA           01940                  5.489%   Actual/360                     13,400,000
      52   Sacramento           CA           95821                  5.662%   Actual/360                     12,500,000
      53   Niagara Falls        NY           14304                  5.548%   Actual/360                     12,000,000
      54   Manasquan            NJ           08736                  5.869%   Actual/360                     12,000,000
      55   Methuen              MA           01844                  5.725%   Actual/360                     11,500,000
      56   Culver City          CA           90230                  5.659%   Actual/360                     11,468,711
      57   Carmel               IN           46032                  5.880%   Actual/360                     11,171,258
      58   Tucson               AZ           85739                  5.750%   Actual/360                     11,100,000
      59   Jacksonville         FL           32277                  5.790%   Actual/360                     11,000,000
      60   Louisville           KY           40223                  5.750%   Actual/360                     10,990,000
      61   Seattle              WA           98144                  5.903%   Actual/360                     10,800,000
      62   Ada                  OK           74820                  5.750%   Actual/360                     10,450,000
      63   Strongsville         OH           44136                  5.938%   Actual/360                     10,400,000
      64   Tulsa                OK           74133                  5.942%   Actual/360                     10,100,000
      65   Glendale             AZ           85301                  5.846%   Actual/360                     10,000,000
      66   Reynoldsburg         OH           43068                  5.730%   Actual/360                      9,728,000
      67   Prospect             CT           06712                  5.581%   Actual/360                      9,650,000
      68   Las Vegas            NV           89130                  5.691%   Actual/360                      9,200,000
      69   Seattle              WA           98106                  6.112%   Actual/360                      9,100,000
      70   Eugene               OR           97401                  5.720%   Actual/360                      9,000,000
      71   Memphis              TN           38125                  5.747%   Actual/360                      8,792,250
      72   Rancho Cucamonga     CA           91701                  5.673%   Actual/360                      8,350,000
      73   New York             NY           10012                  5.664%   Actual/360                      8,350,000
      74   Tallmadge            OH           44278                  5.620%   Actual/360                      7,840,000
      75   Great Neck           NY           11021                  5.950%   Actual/360                      7,500,000
      76   Indianapolis         IN           46236                  5.880%   Actual/360                      7,170,003
      77   Cranberry Township   PA           16066                  5.715%   Actual/360                      7,000,000
      78   Green Bay            WI           54311                  6.061%   Actual/360                      6,900,000
      79   Greenwood            IN           46142                  5.654%   Actual/360                      6,650,000
      80   Flushing             NY           11367                  5.761%   Actual/360                      6,500,000
      81   Tomball              TX           77375                  5.851%   Actual/360                      6,500,000
      82   Fort Oglethorpe      GA           30742                  6.405%   Actual/360                      6,402,500
      83   Lincoln              CA           95648                  5.905%   Actual/360                      6,200,000
      84   Madison Heights      MI           48071                  6.000%   Actual/360                      6,090,000
      85   La Mirada            CA           90638                  5.579%   Actual/360                      6,000,000
      86   New York             NY           10003                  5.836%   Actual/360                      6,000,000
      87   West Palm Beach      FL           33409                  5.843%   Actual/360                      6,000,000
      88   Greensboro           NC           27408                  5.710%   Actual/360                      6,000,000
      89   Canal Winchester     OH           43110                  5.730%   Actual/360                      6,000,000

      90   Various              MI        Various                   5.678%   Actual/360                      5,940,000
    90.1   Auburn Hills         MI           48326                                                           3,088,800
    90.2   Taylor               MI           48180                                                           2,851,200

      91   Beaverton            OR           97006                  5.910%   Actual/360                      5,900,000
      92   Chandler             AZ           85225                  5.875%   Actual/360                      5,850,000
      93   Irving               TX           75063                  6.000%   Actual/360                      5,800,000
      94   Rogers               AR           72758                  5.600%   Actual/360                      5,800,000
      95   Killeen              TX           76542                  6.087%   Actual/360                      5,550,000
      96   Richmond Hill        NY           11418                  5.680%   Actual/360                      5,500,000
      97   Chester              VA           23831                  5.970%   Actual/360                      5,500,000
      98   Lafayette            IN           47909                  5.704%   Actual/360                      5,449,000
      99   Burbank              CA           91502                  5.738%   Actual/360                      5,300,000
     100   District Heights     MD           20747                  6.095%   Actual/360                      5,000,000
     101   Canal Winchester     OH           43110                  5.730%   Actual/360                      4,872,000
     102   Winston-Salem        NC           27105                  5.710%   Actual/360                      4,837,500
     103   Hickory              NC           28602                  5.710%   Actual/360                      4,817,800
     104   Dallas               TX           75227                  5.882%   Actual/360                      4,600,000
     105   Huntsville           AL           35806                  6.550%   Actual/360                      4,585,000
     106   Pompano Beach        FL           33069                  5.970%   Actual/360                      4,561,000
     107   Olympia              WA           98502                  6.011%   Actual/360                      4,540,000
     108   Yorktown             IN           47396                  6.170%   Actual/360                      4,550,000
     109   Taunton              MA           02780                  5.689%   Actual/360                      4,400,000
     110   Conway               AR           72034                  5.772%   Actual/360                      4,400,000
     111   Lake Orion           MI           48359                  5.700%   Actual/360                      4,370,000
     112   Fenton               MO           63026                  5.491%   Actual/360                      4,320,000
     113   Stockbridge          GA           30281                  6.100%   Actual/360                      3,975,000
     114   Lakewood             WA           98499                  5.752%   Actual/360                      3,900,000
     115   Lakeville            MN           55044                  6.048%   Actual/360                      3,867,500
     116   Greensboro           NC           27407                  5.710%   Actual/360                      3,800,000
     117   Lindale              TX           75771                  5.979%   Actual/360                      3,800,000

     118   Various              OH        Various                   5.742%   Actual/360                      3,770,000
   118.1   Brecksville          OH           44141                                                           2,186,600
   118.2   Mentor               OH           44060                                                           1,583,400

     119   The Woodlands        TX           77386                  6.110%   Actual/360                      3,750,000
     120   Winston-Salem        NC           27101                  5.710%   Actual/360                      3,550,000
     121   Glendale             AZ           85301                  6.090%   Actual/360                      3,500,000
     122   Bentonville          AR           72712                  5.599%   Actual/360                      3,500,000
     123   West Branch          MI           48661                  5.645%   Actual/360                      3,450,000
     124   Cincinnati           OH           45231                  5.880%   Actual/360                      3,349,260
     126   Richmond             IN           47374                  5.880%   Actual/360                      3,250,816
     127   Indianapolis         IN           46227                  5.784%   Actual/360                      3,225,000
     128   Cocoa Beach          FL           32931                  5.850%   Actual/360                      3,200,000
     129   Bryan                TX           77801                  5.934%   Actual/360                      3,200,000
     130   Smyrna               GA           30080                  5.737%   Actual/360                      3,165,000
     131   Mishawaka            IN           46544                  5.700%   Actual/360                      3,130,000
     132   Sandston             VA           23150                  5.820%   Actual/360                      3,075,000
     133   Saint Clair Shores   MI           48080                  5.610%   Actual/360                      3,000,000
     134   Lacey                WA           98513                  5.767%   Actual/360                      2,900,000
     135   Goodyear             AZ           85338                  5.947%   Actual/360                      2,900,000
     136   Lawrence             IN           46236                  5.882%   Actual/360                      2,670,000
     137   Rochelle             IL           61068                  6.048%   Actual/360                      2,665,000
     138   Portland             ME           04101                  5.796%   Actual/360                      2,650,000
     139   Louisville           KY           40218                  5.827%   Actual/360                      2,480,000
     140   Irvine               CA           92614                  6.138%   Actual/360                      2,410,000
     141   Chattanooga          TN           37416                  5.625%   30/360                          2,400,000
     142   Lakewood             CA           90713                  6.047%   Actual/360                      2,400,000
     143   Marysville           WA           98270                  6.253%   Actual/360                      2,343,948
     144   Cypress              CA           90630                  5.868%   Actual/360                      2,300,000
     145   Bellevue             WA           98007                  5.891%   Actual/360                      2,300,000
     146   Bellingham           WA           98225                  5.801%   Actual/360                      2,150,000
     147   Elk Grove Village    IL           60007                  5.666%   Actual/360                      2,080,000
     148   Scarsdale            NY           10583                  5.837%   Actual/360                      2,000,000
     149   Long Beach           CA           90815                  5.945%   Actual/360                      2,000,000
     150   Middleboro           MA           02346                  6.283%   Actual/360                      2,000,000
     151   Montgomery           AL           36116                  5.825%   Actual/360                      2,000,000
     152   Lebanon              IN           46052                  5.836%   Actual/360                      1,950,000
     153   Wabash               IN           46992                  5.880%   Actual/360                      1,870,807
     154   Birmingham           AL           35209                  6.142%   Actual/360                      1,740,000
     155   Dayton               OH           45410                  6.110%   Actual/360                      1,728,000
     156   Jonesboro            GA           30236                  5.931%   Actual/360                      1,500,000
     157   Houston              TX           77040                  5.980%   Actual/360                      1,350,000



Sequence   Cut-off Date Balance   Remaining Term To Stated Maturity (months)   Stated Maturity Date   Due Date
--------   --------------------   ------------------------------------------   --------------------   --------
       1           $271,200,000                                          120   2/1/2017               First
     1.1             53,880,000
     1.2             40,320,000
     1.3             32,760,000
     1.4             31,480,000
     1.5             29,320,000
     1.6             28,200,000
     1.7             28,000,000
     1.8             27,240,000

                    184,806,114
       4            104,770,697                                          119   1/1/2017               First
     4.1             13,824,427
     4.2             12,022,693
     4.3             10,156,344
     4.4              8,987,523
     4.5              8,678,875
     4.6              7,862,815
     4.7              7,350,732
     4.8              5,860,131
     4.9              5,453,805
    4.10              4,028,814
    4.11              3,708,608
    4.12              3,662,584
    4.13              3,171,555
    4.14              3,023,039
    4.15              2,964,819
    4.16              1,364,493
    4.17                983,425
    4.18                967,799
    4.19                698,216
       5             80,035,417                                          119   1/1/2017               First
     5.1             25,850,000
     5.2             25,635,743
     5.3             10,563,142
     5.4              6,686,883
     5.5              4,895,239
     5.6              4,548,795
     5.7              1,855,615

       6            167,000,000                                           71   1/1/2013               First
     6.1             56,700,000
     6.2             49,800,000
     6.3             41,900,000
     6.4             18,600,000

       7            165,875,000                                           59   1/1/2012               First
       8            162,500,000                                           80   10/1/2013              First
      11            102,000,000                                           58   12/1/2011              First
      12             80,750,000                                          119   1/1/2017               First
      13             60,900,000                                           82   12/1/2013              First

                     49,756,093
      14             15,280,659                                          116   10/1/2016              First
    14.1              4,478,578
    14.2              4,329,292
    14.3              3,396,255
    14.4              2,330,105
    14.5                746,430
      15             12,974,465                                          116   10/1/2016              First
    15.1              4,850,965
    15.2              3,227,757
    15.3              2,791,171
    15.4              2,104,572
      16              7,104,798                                          116   10/1/2016              First
    16.1              2,768,781
    16.2              2,544,891
    16.3              1,791,125
      17              5,462,933                                          116   10/1/2016              First
    17.1              4,850,965
    17.2                611,968
      18              5,298,746                                          116   10/1/2016              First
    18.1              4,776,335
    18.2                522,412
      19              3,283,730                                          116   10/1/2016              First
      20                350,762                                          116   10/1/2016              First

      22             46,500,000                                          119   1/1/2017               First
      23             39,000,000                                          119   1/1/2017               First
      24             32,400,000                                          119   1/1/2017               First
      25             31,200,000                                          119   1/1/2017               First
      26             30,000,000                                          118   12/1/2016              First
      27             28,960,000                                          168   2/1/2021               First
      28             24,350,000                                          119   1/1/2017               First
      29             23,214,384                                          118   12/1/2016              First
      30             23,000,000                                          119   1/1/2017               First
      31             21,844,042                                           56   10/1/2011              First

      32             21,000,000                                          119   1/1/2017               First
    32.1             10,481,675
    32.2              4,471,204
    32.3              2,712,042
    32.4              2,162,304
    32.5              1,172,775

      33             20,000,000                                          119   1/1/2017               First
      34             19,000,000                                          119   1/1/2017               First
      35             18,000,000                                          119   1/1/2017               First
      36             16,875,000                                          117   11/1/2016              First
      37             16,859,224                                          177   11/1/2021              First
      39             16,400,000                                          113   7/1/2016               First
      40             16,390,782                                          119   1/1/2017               First
      41             16,300,000                                          118   12/1/2016              First
      42             15,555,000                                          120   2/1/2017               First
      43             15,372,346                                          118   12/1/2016              First
      44             15,000,000                                          119   1/1/2017               First
      45             14,675,000                                           83   1/1/2014               First
      46             14,500,000                                          142   12/1/2018              First
      47             14,300,000                                          119   1/1/2017               First
      48             14,113,239                                          118   12/1/2016              First
      49             14,000,000                                          118   12/1/2016              First
      50             13,960,400                                          117   11/1/2016              First
      51             13,400,000                                          120   2/1/2017               First
      52             12,500,000                                          119   1/1/2017               First
      53             12,000,000                                          119   1/1/2017               First
      54             11,993,276                                          119   1/1/2017               First
      55             11,500,000                                          118   12/1/2016              First
      56             11,468,711                                          121   3/1/2017               First
      57             11,152,101                                          118   12/1/2016              First
      58             11,100,000                                          120   2/1/2017               First
      59             11,000,000                                          142   12/1/2018              First
      60             10,990,000                                          119   1/1/2017               First
      61             10,800,000                                          118   12/1/2016              First
      62             10,450,000                                          119   1/1/2017               First
      63             10,391,239                                          119   1/1/2017               First
      64             10,081,679                                          117   11/1/2016              First
      65             10,000,000                                          117   11/1/2016              First
      66              9,728,000                                          119   1/1/2017               First
      67              9,650,000                                          118   12/1/2016              First
      68              9,200,000                                          119   1/1/2017               First
      69              9,100,000                                          118   12/1/2016              First
      70              8,974,377                                          117   11/1/2016              First
      71              8,792,250                                          119   1/1/2017               First
      72              8,350,000                                          120   2/1/2017               First
      73              8,350,000                                          119   1/1/2017               First
      74              7,840,000                                          119   1/1/2017               First
      75              7,500,000                                           59   1/1/2012               First
      76              7,157,708                                          118   12/1/2016              First
      77              6,993,754                                          119   1/1/2017               First
      78              6,900,000                                          118   12/1/2016              First
      79              6,650,000                                          119   1/1/2017               First
      80              6,500,000                                          120   2/1/2017               First
      81              6,494,399                                           59   1/1/2012               First
      82              6,402,500                                          115   9/1/2016               First
      83              6,189,437                                          118   12/1/2016              First
      84              6,073,753                                          117   11/1/2016              First
      85              6,000,000                                          118   12/1/2016              First
      86              6,000,000                                          117   11/1/2016              First
      87              6,000,000                                          119   1/1/2017               First
      88              6,000,000                                          120   2/1/2017               First
      89              6,000,000                                          119   1/1/2017               First

      90              5,929,274                                          118   12/1/2016              First
    90.1              3,083,222
    90.2              2,846,051

      91              5,894,993                                          119   1/1/2017               First
      92              5,850,000                                           58   12/1/2011              First
      93              5,792,597                                          119   1/1/2017               First
      94              5,775,427                                          118   12/1/2016              First
      95              5,530,929                                          116   10/1/2016              First
      96              5,495,049                                          119   1/1/2017               First
      97              5,463,810                                          118   12/1/2016              First
      98              5,449,000                                          119   1/1/2017               First
      99              5,300,000                                          120   2/1/2017               First
     100              5,000,000                                          120   2/1/2017               First
     101              4,872,000                                          119   1/1/2017               First
     102              4,837,500                                          120   2/1/2017               First
     103              4,817,800                                          120   2/1/2017               First
     104              4,596,068                                          119   1/1/2017               First
     105              4,580,229                                          119   1/1/2017               First
     106              4,557,190                                          119   1/1/2017               First
     107              4,540,000                                          119   1/1/2017               First
     108              4,532,211                                          118   12/1/2016              First
     109              4,400,000                                           59   1/1/2012               First
     110              4,400,000                                          119   1/1/2017               First
     111              4,370,000                                          119   1/1/2017               First
     112              4,320,000                                          119   1/1/2017               First
     113              3,968,566                                           58   12/1/2011              First
     114              3,896,553                                          119   1/1/2017               First
     115              3,867,500                                          115   9/1/2016               First
     116              3,800,000                                          120   2/1/2017               First
     117              3,793,650                                           58   12/1/2011              First

     118              3,770,000                                          119   1/1/2017               First
   118.1              2,186,600
   118.2              1,583,400

     119              3,743,946                                          118   12/1/2016              First
     120              3,550,000                                          120   2/1/2017               First
     121              3,500,000                                          117   11/1/2016              First
     122              3,500,000                                          119   1/1/2017               First
     123              3,450,000                                          119   1/1/2017               First
     124              3,343,517                                          118   12/1/2016              First
     126              3,245,241                                          118   12/1/2016              First
     127              3,222,173                                          119   1/1/2017               First
     128              3,200,000                                          118   12/1/2016              First
     129              3,200,000                                          118   12/1/2016              First
     130              3,162,192                                          119   1/1/2017               First
     131              3,130,000                                          119   1/1/2017               First
     132              3,075,000                                          118   12/1/2016              First
     133              3,000,000                                          118   12/1/2016              First
     134              2,900,000                                          119   1/1/2017               First
     135              2,900,000                                          118   12/1/2016              First
     136              2,667,718                                          119   1/1/2017               First
     137              2,665,000                                          115   9/1/2016               First
     138              2,650,000                                          120   2/1/2017               First
     139              2,477,850                                          119   1/1/2017               First
     140              2,406,139                                          118   12/1/2016              First
     141              2,400,000                                           83   1/1/2014               First
     142              2,396,060                                          118   12/1/2016              First
     143              2,343,948                                          120   2/1/2017               First
     144              2,300,000                                          120   2/1/2017               First
     145              2,300,000                                          118   12/1/2016              First
     146              2,146,237                                          118   12/1/2016              First
     147              2,077,497                                          118   12/1/2016              First
     148              2,000,000                                          118   12/1/2016              First
     149              2,000,000                                           84   2/1/2014               First
     150              2,000,000                                          113   7/1/2016               First
     151              1,991,710                                          117   11/1/2016              First
     152              1,950,000                                          118   12/1/2016              First
     153              1,867,599                                          118   12/1/2016              First
     154              1,740,000                                          116   10/1/2016              First
     155              1,726,609                                          119   1/1/2017               First
     156              1,493,933                                          118   12/1/2016              First
     157              1,348,875                                          119   1/1/2017               First
                 $2,286,101,397


Sequence   Monthly Payment   Administrative Fee Rate (4)(6)   Primary Servicing Fee Rate
--------   ---------------   ------------------------------   --------------------------
       1         1,315,945                            0.021%                       0.010%
     1.1
     1.2
     1.3
     1.4
     1.5
     1.6
     1.7
     1.8


       4           519,313                            0.071%                       0.050%
     4.1
     4.2
     4.3
     4.4
     4.5
     4.6
     4.7
     4.8
     4.9
    4.10
    4.11
    4.12
    4.13
    4.14
    4.15
    4.16
    4.17
    4.18
    4.19
       5           393,828                            0.071%                       0.050%
     5.1
     5.2
     5.3
     5.4
     5.5
     5.6
     5.7

       6           804,126                            0.031%                       0.010%
     6.1
     6.2
     6.3
     6.4

       7           767,596                            0.031%                       0.010%
       8           786,454                            0.031%                       0.010%
      11           501,868                            0.031%                       0.010%
      12           377,837                            0.041%                       0.020%
      13           345,211                            0.031%                       0.010%


      14           102,701                            0.041%                       0.020%
    14.1
    14.2
    14.3
    14.4
    14.5
      15            87,250                            0.041%                       0.020%
    15.1
    15.2
    15.3
    15.4
      16            47,778                            0.041%                       0.020%
    16.1
    16.2
    16.3
      17            36,737                            0.041%                       0.020%
    17.1
    17.2
      18            35,633                            0.041%                       0.020%
    18.1
    18.2
      19            22,082                            0.041%                       0.020%
      20             2,359                            0.041%                       0.020%

      22           268,444                            0.041%                       0.030%
      23           186,900                            0.041%                       0.020%
      24           154,505                            0.041%                       0.020%
      25           179,802                            0.041%                       0.020%
      26           175,358                            0.041%                       0.020%
      27           171,902                            0.071%                       0.050%
      28           116,240                            0.041%                       0.020%
      29           137,632                            0.071%                       0.050%
      30           130,159                            0.041%                       0.020%
      31           130,659                            0.041%                       0.020%

      32           124,559                            0.031%                       0.020%
    32.1
    32.2
    32.3
    32.4
    32.5

      33           113,182                            0.041%                       0.020%
      34           108,859                            0.031%                       0.020%
      35           105,135                            0.031%                       0.020%
      36            83,194                            0.041%                       0.020%
      37           111,986                            0.071%                       0.050%
      39           101,405                            0.041%                       0.020%
      40            91,974                            0.041%                       0.020%
      41            94,213                            0.041%                       0.030%
      42            91,597                            0.041%                       0.020%
      43            89,382                            0.041%                       0.020%
      44            87,593                            0.041%                       0.020%
      45            89,404                            0.031%                       0.020%
      46            87,037                            0.041%                       0.020%
      47            83,415                            0.041%                       0.020%
      48            90,504                            0.041%                       0.020%
      49            68,015                            0.071%                       0.060%
      50            81,685                            0.041%                       0.020%
      51            75,991                            0.041%                       0.020%
      52            72,249                            0.041%                       0.020%
      53            56,251                            0.041%                       0.020%
      54            67,370                            0.031%                       0.020%
      55            55,627                            0.041%                       0.020%
      56            66,267                            0.041%                       0.020%
      57            66,118                            0.071%                       0.050%
      58            53,926                            0.041%                       0.020%
      59            64,473                            0.071%                       0.060%
      60            64,135                            0.041%                       0.030%
      61            64,079                            0.041%                       0.020%
      62            60,983                            0.041%                       0.020%
      63            61,939                            0.041%                       0.030%
      64            57,196                            0.041%                       0.030%
      65            49,393                            0.041%                       0.020%
      66            56,646                            0.031%                       0.020%
      67            55,283                            0.031%                       0.020%
      68            44,237                            0.041%                       0.020%
      69            55,216                            0.041%                       0.020%
      70            52,350                            0.041%                       0.020%
      71            51,294                            0.041%                       0.020%
      72            48,321                            0.041%                       0.020%
      73            48,273                            0.041%                       0.020%
      74            45,107                            0.041%                       0.020%
      75            37,704                            0.041%                       0.020%
      76            42,436                            0.071%                       0.050%
      77            40,695                            0.041%                       0.020%
      78            41,640                            0.031%                       0.020%
      79            38,403                            0.031%                       0.020%
      80            37,978                            0.041%                       0.020%
      81            38,350                            0.041%                       0.020%
      82            40,069                            0.041%                       0.030%
      83            36,794                            0.031%                       0.020%
      84            36,513                            0.041%                       0.020%
      85            34,365                            0.081%                       0.060%
      86            35,343                            0.041%                       0.020%
      87            29,621                            0.041%                       0.020%
      88            34,862                            0.041%                       0.020%
      89            34,938                            0.031%                       0.020%

      90            34,393                            0.041%                       0.020%
    90.1
    90.2

      91            35,033                            0.041%                       0.020%
      92            29,038                            0.081%                       0.060%
      93            37,369                            0.031%                       0.020%
      94            40,226                            0.031%                       0.020%
      95            33,586                            0.031%                       0.020%
      96            31,852                            0.041%                       0.020%
      97            46,323                            0.051%                       0.040%
      98            31,640                            0.081%                       0.060%
      99            30,889                            0.041%                       0.020%
     100            30,284                            0.091%                       0.080%
     101            28,370                            0.031%                       0.020%
     102            28,108                            0.041%                       0.020%
     103            27,993                            0.041%                       0.020%
     104            27,231                            0.031%                       0.020%
     105            30,631                            0.031%                       0.020%
     106            27,258                            0.091%                       0.080%
     107            27,252                            0.031%                       0.020%
     108            33,045                            0.041%                       0.020%
     109            25,507                            0.041%                       0.020%
     110            25,739                            0.041%                       0.020%
     111            25,364                            0.041%                       0.020%
     112            24,504                            0.041%                       0.020%
     113            24,088                            0.041%                       0.030%
     114            22,764                            0.041%                       0.020%
     115            19,763                            0.041%                       0.020%
     116            22,079                            0.041%                       0.020%
     117            22,732                            0.041%                       0.020%

     118            21,982                            0.041%                       0.020%
   118.1
   118.2

     119            22,749                            0.031%                       0.020%
     120            20,627                            0.041%                       0.020%
     121            21,187                            0.031%                       0.020%
     122            20,091                            0.031%                       0.020%
     123            19,904                            0.041%                       0.020%
     124            19,823                            0.071%                       0.050%
     126            19,240                            0.071%                       0.050%
     127            18,890                            0.031%                       0.020%
     128            18,878                            0.041%                       0.020%
     129            19,050                            0.041%                       0.020%
     130            18,444                            0.031%                       0.020%
     131            18,167                            0.041%                       0.020%
     132            18,082                            0.031%                       0.020%
     133            17,241                            0.041%                       0.020%
     134            14,130                            0.031%                       0.020%
     135            17,288                            0.031%                       0.020%
     136            15,806                            0.031%                       0.020%
     137            13,618                            0.041%                       0.020%
     138            18,675                            0.041%                       0.020%
     139            14,594                            0.061%                       0.050%
     140            14,664                            0.031%                       0.020%
     141            11,250                            0.041%                       0.020%
     142            14,462                            0.031%                       0.020%
     143            14,437                            0.031%                       0.020%
     144            13,595                            0.031%                       0.020%
     145            13,629                            0.031%                       0.020%
     146            12,617                            0.031%                       0.020%
     147            11,397                            0.031%                       0.020%
     148            11,782                            0.041%                       0.020%
     149            11,920                            0.041%                       0.020%
     150            12,357                            0.041%                       0.030%
     151            12,673                            0.091%                       0.080%
     152            11,486                            0.041%                       0.020%
     153            11,073                            0.071%                       0.050%
     154            10,592                            0.091%                       0.080%
     155            10,483                            0.031%                       0.020%
     156            10,687                            0.091%                       0.080%
     157             8,077                            0.031%                       0.020%



Sequence   Master Servicing Fee Rate   Ownership Interest   Cross-Collateralized Loans
--------   -------------------------   ------------------   --------------------------
       1                       0.020%  Fee                  No
     1.1                               Fee
     1.2                               Fee
     1.3                               Fee
     1.4                               Fee
     1.5                               Fee
     1.6                               Fee
     1.7                               Fee
     1.8                               Fee


       4                       0.070%  Fee/Leasehold        BACM 07-1 A
     4.1                               Fee
     4.2                               Leasehold
     4.3                               Fee
     4.4                               Fee
     4.5                               Fee
     4.6                               Fee
     4.7                               Fee
     4.8                               Fee
     4.9                               Fee
    4.10                               Fee
    4.11                               Fee
    4.12                               Fee
    4.13                               Fee
    4.14                               Fee
    4.15                               Fee
    4.16                               Fee
    4.17                               Fee
    4.18                               Fee
    4.19                               Fee
       5                       0.070%  Fee                  BACM 07-1 A
     5.1                               Fee
     5.2                               Fee
     5.3                               Fee
     5.4                               Fee
     5.5                               Fee
     5.6                               Fee
     5.7                               Fee

       6                       0.030%  Fee                  No
     6.1                               Fee
     6.2                               Fee
     6.3                               Fee
     6.4                               Fee

       7                       0.030%  Fee                  No
       8                       0.030%  Fee                  No
      11                       0.030%  Fee                  No
      12                       0.040%  Fee                  No
      13                       0.030%  Leasehold            No


      14                       0.040%  Fee/Leasehold        BACM 07-1 B
    14.1                               Fee
    14.2                               Fee
    14.3                               Fee
    14.4                               Leasehold
    14.5                               Fee
      15                       0.040%  Fee                  BACM 07-1 B
    15.1                               Fee
    15.2                               Fee
    15.3                               Fee
    15.4                               Fee
      16                       0.040%  Fee                  BACM 07-1 B
    16.1                               Fee
    16.2                               Fee
    16.3                               Fee
      17                       0.040%  Fee                  BACM 07-1 B
    17.1                               Fee
    17.2                               Fee
      18                       0.040%  Fee                  BACM 07-1 B
    18.1                               Fee
    18.2                               Fee
      19                       0.040%  Fee                  BACM 07-1 B
      20                       0.040%  Fee                  BACM 07-1 B

      22                       0.040%  Fee                  No
      23                       0.040%  Fee                  No
      24                       0.040%  Fee/Leasehold        No
      25                       0.040%  Fee                  No
      26                       0.040%  Fee                  No
      27                       0.070%  Fee                  No
      28                       0.040%  Fee                  No
      29                       0.070%  Fee                  No
      30                       0.040%  Fee                  No
      31                       0.040%  Fee                  No

      32                       0.030%  Fee                  No
    32.1                               Fee
    32.2                               Fee
    32.3                               Fee
    32.4                               Fee
    32.5                               Fee

      33                       0.040%  Fee                  No
      34                       0.030%  Fee                  No
      35                       0.030%  Fee                  No
      36                       0.040%  Fee                  No
      37                       0.070%  Fee                  No
      39                       0.040%  Fee                  No
      40                       0.040%  Fee                  No
      41                       0.040%  Fee                  No
      42                       0.040%  Fee                  No
      43                       0.040%  Fee                  No
      44                       0.040%  Fee                  No
      45                       0.030%  Fee                  No
      46                       0.040%  Fee                  No
      47                       0.040%  Fee                  No
      48                       0.040%  Fee                  No
      49                       0.070%  Fee/Leasehold        No
      50                       0.040%  Fee                  No
      51                       0.040%  Fee                  No
      52                       0.040%  Fee                  No
      53                       0.040%  Fee                  No
      54                       0.030%  Fee                  No
      55                       0.040%  Fee                  No
      56                       0.040%  Fee                  No
      57                       0.070%  Fee                  No
      58                       0.040%  Fee                  No
      59                       0.070%  Fee                  No
      60                       0.040%  Fee                  No
      61                       0.040%  Leasehold            No
      62                       0.040%  Fee                  No
      63                       0.040%  Fee                  No
      64                       0.040%  Fee                  No
      65                       0.040%  Fee                  No
      66                       0.030%  Fee                  No
      67                       0.030%  Fee                  No
      68                       0.040%  Fee                  No
      69                       0.040%  Fee                  No
      70                       0.040%  Fee                  No
      71                       0.040%  Fee                  No
      72                       0.040%  Fee                  No
      73                       0.040%  Fee                  No
      74                       0.040%  Fee                  No
      75                       0.040%  Fee                  No
      76                       0.070%  Fee                  No
      77                       0.040%  Fee                  No
      78                       0.030%  Fee                  No
      79                       0.030%  Fee                  No
      80                       0.040%  Fee                  No
      81                       0.040%  Fee                  No
      82                       0.040%  Fee                  No
      83                       0.030%  Fee                  No
      84                       0.040%  Fee                  No
      85                       0.080%  Fee                  No
      86                       0.040%  Fee                  No
      87                       0.040%  Fee                  No
      88                       0.040%  Fee                  No
      89                       0.030%  Fee                  No

      90                       0.040%  Fee                  No
    90.1                               Fee
    90.2                               Fee

      91                       0.040%  Fee                  No
      92                       0.080%  Fee                  No
      93                       0.030%  Fee                  No
      94                       0.030%  Fee                  No
      95                       0.030%  Fee                  No
      96                       0.040%  Fee                  No
      97                       0.050%  Fee                  No
      98                       0.080%  Fee                  No
      99                       0.040%  Fee                  No
     100                       0.090%  Fee                  No
     101                       0.030%  Fee                  No
     102                       0.040%  Fee                  No
     103                       0.040%  Fee                  No
     104                       0.030%  Fee                  No
     105                       0.030%  Fee                  No
     106                       0.090%  Fee                  No
     107                       0.030%  Fee                  No
     108                       0.040%  Fee                  No
     109                       0.040%  Fee                  No
     110                       0.040%  Fee                  No
     111                       0.040%  Fee                  No
     112                       0.040%  Fee                  No
     113                       0.040%  Fee                  No
     114                       0.040%  Fee                  No
     115                       0.040%  Fee                  No
     116                       0.040%  Fee                  No
     117                       0.040%  Fee                  No

     118                       0.040%  Fee                  No
   118.1                               Fee
   118.2                               Fee

     119                       0.030%  Fee                  No
     120                       0.040%  Fee                  No
     121                       0.030%  Fee                  No
     122                       0.030%  Fee                  No
     123                       0.040%  Fee                  No
     124                       0.070%  Fee                  No
     126                       0.070%  Fee                  No
     127                       0.030%  Fee                  No
     128                       0.040%  Fee                  No
     129                       0.040%  Fee                  No
     130                       0.030%  Fee                  No
     131                       0.040%  Fee                  No
     132                       0.030%  Fee                  No
     133                       0.040%  Fee                  No
     134                       0.030%  Fee                  No
     135                       0.030%  Fee                  No
     136                       0.030%  Fee                  No
     137                       0.040%  Fee                  No
     138                       0.040%  Fee                  No
     139                       0.060%  Fee                  No
     140                       0.030%  Fee                  No
     141                       0.040%  Fee                  No
     142                       0.030%  Fee                  No
     143                       0.030%  Fee                  No
     144                       0.030%  Fee                  No
     145                       0.030%  Fee                  No
     146                       0.030%  Fee                  No
     147                       0.030%  Fee                  No
     148                       0.040%  Fee                  No
     149                       0.040%  Fee                  No
     150                       0.040%  Fee                  No
     151                       0.090%  Fee                  No
     152                       0.040%  Fee                  No
     153                       0.070%  Fee                  No
     154                       0.090%  Fee                  No
     155                       0.030%  Fee                  No
     156                       0.090%  Fee                  No
     157                       0.030%  Leasehold            No



Sequence   Original Amortization (months)(5)   ARD Loan   Grace Period   Loan Group
--------   ---------------------------------   --------   ------------   ----------
       1                                   0   No                    3            1
     1.1                                                                          1
     1.2                                                                          1
     1.3                                                                          1
     1.4                                                                          1
     1.5                                                                          1
     1.6                                                                          1
     1.7                                                                          1
     1.8                                                                          1


       4                                   0   No                    5            1
     4.1                                                                          1
     4.2                                                                          1
     4.3                                                                          1
     4.4                                                                          1
     4.5                                                                          1
     4.6                                                                          1
     4.7                                                                          1
     4.8                                                                          1
     4.9                                                                          1
    4.10                                                                          1
    4.11                                                                          1
    4.12                                                                          1
    4.13                                                                          1
    4.14                                                                          1
    4.15                                                                          1
    4.16                                                                          1
    4.17                                                                          1
    4.18                                                                          1
    4.19                                                                          1
       5                                   0   No                    5            1
     5.1                                                                          1
     5.2                                                                          1
     5.3                                                                          1
     5.4                                                                          1
     5.5                                                                          1
     5.6                                                                          1
     5.7                                                                          1

       6                                   0   No                    0            2
     6.1                                                                          2
     6.2                                                                          2
     6.3                                                                          2
     6.4                                                                          2

       7                                   0   No                    0            1
       8                                   0   No                    0            1
      11                                   0   No                    0            1
      12                                   0   No                    0            2
      13                                 360   No                    4            1


      14                                 300   No                    5            1
    14.1                                                                          1
    14.2                                                                          1
    14.3                                                                          1
    14.4                                                                          1
    14.5                                                                          1
      15                                 300   No                    5            1
    15.1                                                                          1
    15.2                                                                          1
    15.3                                                                          1
    15.4                                                                          1
      16                                 300   No                    5            1
    16.1                                                                          1
    16.2                                                                          1
    16.3                                                                          1
      17                                 300   No                    5            1
    17.1                                                                          1
    17.2                                                                          1
      18                                 300   No                    5            1
    18.1                                                                          1
    18.2                                                                          1
      19                                 300   No                    5            1
      20                                 300   No                    5            1

      22                                 360   No                    5            2
      23                                   0   No                    5            1
      24                                   0   No                    5            1
      25                                 360   No                    5            1
      26                                 360   No                    0            1
      27                                 360   No                   10            1
      28                                   0   No                    5            1
      29                                 360   No                    5            1
      30                                 360   No                    5            1
      31                                 360   No                    5            1

      32                                 360   No                    5            1
    32.1                                                                          1
    32.2                                                                          1
    32.3                                                                          1
    32.4                                                                          1
    32.5                                                                          1

      33                                 360   No                    5            2
      34                                 360   No                    5            2
      35                                 360   No                    5            2
      36                                   0   No                    5            2
      37                                 300   No                   10            1
      39                                 360   No                    5            1
      40                                 420   No                   15            1
      41                                 360   No                    5            2
      42                                 360   No                    5            1
      43                                 360   No                    5            1
      44                                 360   No                    5            1
      45                                 360   No                    5            2
      46                                 360   No                    5            1
      47                                 360   No                    5            1
      48                                 300   No                    5            1
      49                                   0   No                    5            1
      50                                 360   No                    5            1
      51                                 360   No                    5            1
      52                                 360   No                    5            1
      53                                   0   No                    5            1
      54                                 420   No                    5            1
      55                                   0   No                    5            2
      56                                 360   No                    5            1
      57                                 360   No                    5            1
      58                                   0   No                    5            1
      59                                 360   No                    5            2
      60                                 360   No                    5            1
      61                                 360   No                    5            1
      62                                 360   No                    5            1
      63                                 360   No                    5            1
      64                                 420   No                    5            1
      65                                   0   No                    5            1
      66                                 360   No                    5            2
      67                                 360   No                    5            1
      68                                   0   No                    5            1
      69                                 360   No                    5            1
      70                                 360   No                    5            1
      71                                 360   No                    5            1
      72                                 360   No                    5            1
      73                                 360   No                    5            1
      74                                 360   No                    5            1
      75                                   0   No                    5            1
      76                                 360   No                    5            1
      77                                 360   No                    5            1
      78                                 360   No                    5            2
      79                                 360   No                    5            1
      80                                 360   No                    5            1
      81                                 360   No                    5            1
      82                                 360   No                    5            1
      83                                 360   No                    5            1
      84                                 360   No                    5            1
      85                                 360   No                    5            1
      86                                 360   No                    5            1
      87                                   0   No                    5            1
      88                                 360   No                    5            1
      89                                 360   No                    5            2

      90                                 360   No                    5            1
    90.1                                                                          1
    90.2                                                                          1

      91                                 360   No                    5            1
      92                                   0   No                    5            2
      93                                 300   No                    5            1
      94                                 240   No                    5            2
      95                                 360   No                    5            1
      96                                 360   No                    5            1
      97                                 180   No                    5            1
      98                                 360   No                    5            2
      99                                 360   No                    5            1
     100                                 360   No                    5            1
     101                                 360   No                    5            2
     102                                 360   No                    5            1
     103                                 360   No                    5            1
     104                                 360   No                    5            1
     105                                 312   No                    5            1
     106                                 360   No                    5            1
     107                                 360   No                    5            1
     108                                 240   No                    5            1
     109                                 360   No                    5            1
     110                                 360   No                    5            1
     111                                 360   No                    5            1
     112                                 360   No                    5            2
     113                                 360   No                    5            1
     114                                 360   No                    5            1
     115                                   0   No                    5            1
     116                                 360   No                    5            1
     117                                 360   No                    5            1

     118                                 360   No                    5            1
   118.1                                                                          1
   118.2                                                                          1

     119                                 360   No                    5            1
     120                                 360   No                    5            1
     121                                 360   No                    5            1
     122                                 360   No                    5            1
     123                                 360   No                    5            1
     124                                 360   No                    5            1
     126                                 360   No                    5            1
     127                                 360   No                    5            1
     128                                 360   No                    5            1
     129                                 360   No                    5            2
     130                                 360   No                    5            2
     131                                 360   No                    5            1
     132                                 360   No                    5            1
     133                                 360   No                    5            1
     134                                   0   No                    5            2
     135                                 360   No                    5            1
     136                                 360   No                    5            1
     137                                   0   No                    5            1
     138                                 240   No                    5            1
     139                                 360   No                    5            2
     140                                 360   No                    5            1
     141                                   0   No                    5            1
     142                                 360   No                    5            1
     143                                 360   No                    5            1
     144                                 360   No                    7            1
     145                                 360   No                    5            1
     146                                 360   No                    5            2
     147                                 420   No                    5            1
     148                                 360   No                    5            1
     149                                 360   No                    5            1
     150                                 360   No                    7            1
     151                                 300   No                    5            1
     152                                 360   No                    5            1
     153                                 360   No                    5            1
     154                                 360   No                    5            2
     155                                 360   No                    5            1
     156                                 240   No                    5            2
     157                                 360   No                    5            1



1) Loan No. 3405106, representing 8.5% of the Initial Pool Balance (10.7%of the Group 1 Balance), was co-originated by Bank of America, National Association (50%) and Eurohypo AG, New York Branch (50%).

3) Loan No. 3401471, representing 3.3% of the Initial Pool Balance (4.1% of the Group 1 Balance), has five separate mortgage rate steps, only the initial rate is shown on this annex.

4) Rates are to full precision on the "BACM2007_1.xls" file located on the computer diskette.

5) For mortgage loans which accrue interest on the basis of actual days elapsed each calendar month and a 360-day year, the amortization term is the term over which the mortgage loans would amortize if interest accrued and was paid on the basis of a 360-day year consisting of twelve 30-day months. The actual amortization would be longer.

6) Administrative Fee Rate includes the rates at which the master servicing fee (and any sub-servicing fee) and trustee fee accrue.

                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to (i) after having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily mortgage lenders, as applicable, at the time of the origination of the particular Mortgage Loan and (ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans, and the Seller shall have made prudent inquiries of related servicers, and the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File (each such document, a "Loan Document") shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or not taking such action by the Seller or any servicer acting on its behalf.

            The Seller represents and warrants with respect to each Mortgage Loan that, as of the date specified below or, if no such date is specified, as of the Closing Date:

                  (1) Mortgage Loan Schedule. The information pertaining to each
            Mortgage Loan set forth in the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") was true and correct in all material respects as of the Cut-off Date.

                  (2) Legal Compliance - Origination, Funding and Servicing. As
            of the date of its origination, and to the actual knowledge of the Seller as of the Closing Date, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

                  (3) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests, participation interests and/or of any other interests or encumbrances of any nature whatsoever (except for the Title Exceptions), and the Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan free and clear of all such liens, claims, pledges, charges and interests or encumbrances. The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan. The sale of the Mortgage Loans to the Purchaser does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Trustee and each such endorsement is genuine.

                  (4) No Holdbacks; Improvements Complete or Escrows
            Established. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. Any and all requirements under each Mortgage Loan as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose, have been complied with in all material aspects or any such funds so escrowed have not been released; provided that partial releases of such funds in accordance with the applicable Loan Documents may have occurred.

                  (5) Legal, Valid and Binding Obligations. Each related
            Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor or guarantor (subject to any non-recourse provisions therein and any state anti-deficiency legislation or market value limit deficiency legislation), enforceable in accordance with its terms, except with respect to provisions relating to default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (6) Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, collateral or first priority assignment of, or a valid perfected first priority security interest in, certain rights under the related leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property and subject to limits on enforceability described in Paragraph (5). No Person other than the related Mortgagor owns any interest in any payments due under the related leases. Each related Assignment of Leases provides for the appointment of a receiver for rent, allows the holder to enter into possession to collect rents or provides for rents to be paid directly to the holder of the Mortgage upon an event of default under the Mortgage Loan documents.

                  (7) No Offset or Defense. There is no right of offset,
            abatement, diminution, or rescission or valid defense or counterclaim with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and, as of the Closing Date, to the Seller's actual knowledge no such rights have been asserted.

                  (8) Mortgage Status; Legal, Valid and Binding Obligations.
            Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee has been duly authorized, executed and delivered in recordable form by the Seller and constitutes the legal, valid, binding and enforceable assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Each related Mortgage and Assignment of Leases is freely assignable upon notice to but without the consent of the related Mortgagor.

                  (9) Mortgage Lien. Subject to the exceptions set forth in
            Paragraph (5) above, each related Mortgage is a legal, valid and enforceable first lien on the related Mortgaged Property, subject only to the following title exceptions (each such exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property, (c) any other exceptions and exclusions (general and specific) set forth in the mortgagee policy of title insurance issued with respect to the Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) the right of tenants (whether under ground leases or space leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), and (e) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group; and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy as described above and to the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and is not bonded over, escrowed for or covered by insurance.

                  (10) UCC Filings. The security agreements or other
            instruments, if any, related to the Mortgage Loan establish and create, and a UCC Financing Statement has been filed, recorded or submitted for recording in all places required by applicable law for the perfection of (to the extent that the filing of such a UCC Financing Statement can perfect such a security interest), a valid security interest in the personal property granted under such Mortgage (and any related security agreement), except as enforceability may be limited by bankruptcy or other laws affecting enforcement of creditor's rights generally or by the application of the rules of equity, and except for certain personal property and fixtures subject to purchase money security interests and personal property leases permitted under the terms of the Mortgage Loan. In the case of a Mortgaged Property operated as a hotel, restaurant, healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, mobile home park or fitness center, such personal property includes all personal property that a prudent institutional lender making a similar mortgage loan on like properties would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated, and the related perfected security interest is prior to any other security interest that can be perfected by such UCC filing, except for permitted purchase money security interests and leases; provided that any such lease has been pledged or assigned to the lender and its assigns. In the case of each Mortgage Loan secured by a hotel, the related Loan Documents contain such provisions as are necessary and UCC Financing Statements have been filed or submitted for filing as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property. An assignment of each UCC Financing Statement relating to the Mortgage Loan has been delivered by Seller in blank which the Purchaser or Trustee, as applicable, or designee is authorized to complete and to file in the filing office in which such UCC Financing Statement was filed. Each Mortgage Loan and the related Mortgage (along with any security agreement and UCC Financing Statement), together with applicable state law, contain customary and enforceable provisions such as to render the rights and remedies of the holders thereof adequate for the practical realization against the personal property described above, and the principal benefits of the security intended to be provided thereby; provided, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or any other personal property to the extent that the possession or control of such items or actions other than the filing of the UCC Financing Statement as required in order to effect such perfection.

                  (11) Taxes and Assessments. All taxes and governmental
            assessments or charges or water or sewer bills that prior to the Cut-off Date became due and owing in respect of each related Mortgaged Property have been paid, or if in dispute, an escrow of funds in an amount sufficient to cover such payments has been established. Such taxes and assessments shall not be considered delinquent or due and owing until the date on which interest or penalties may first be payable thereon.

                  (12) Condition of Property; No Condemnation; No Encroachments.
            In the case of each Mortgage Loan, one or more engineering assessments which included a physical visit and inspection of the Mortgaged Property were performed by an independent engineering consultant firm and except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Master Servicer, the related Mortgaged Property is, to the Seller's knowledge as of the Closing Date, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any material damage or deficiencies, material deferred maintenance or other similar conditions, either (a) an escrow of funds was required or a letter of credit was obtained in an amount equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial lender would deem appropriate under the circumstances sufficient to effect the necessary repairs or maintenance or (b) such repairs and maintenance have been completed. As of origination of such Mortgage Loan, there was no proceeding pending, and subsequent to such date, the Seller has no actual knowledge of, any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan and to the Seller's knowledge as of the Cut-off Date: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance referred to in Paragraph (13) below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the use or the value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance referred to in Paragraph
            (13) below.

                  (13) Title Insurance. The Seller has received an ALTA lender's title insurance policy or an equivalent form of lender's title insurance policy (or if such policy is not yet issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment, in either case marked as binding and countersigned by the title insurer or its authorized agent either on its face or by an acknowledged closing instruction or escrow letter) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring the portion of each Mortgaged Property comprised of real estate and insuring the originator of such Mortgage Loan and its successors and assigns (as sole insureds) that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the insured includes the owner of the Mortgage Loan and all premiums thereon have been paid. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser), such Title Insurance Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Purchaser and its successors and assigns without consent or notice to the title insurer. The Seller has not done, by act or omission, anything that would impair the coverage under such Title Insurance Policy. Such Title Insurance Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, (b) that there are no encroachments of any part of the building thereon over easements, and (c) that the area shown on the survey is the same as the property legally described in the related Mortgage.

                  (14) Insurance. All improvements upon each Mortgaged Property securing a Mortgage Loan are insured by all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located. Each Mortgaged Property was covered by a fire and extended perils included under the classification "All Risk of Physical Loss" insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve
            (12) months (or a specified dollar amount which, in the reasonable judgement of the Seller, will cover no less than twelve (12) months of rental income). If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (b) the outstanding principal balance of such Mortgage Loan, and (c) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders for similar properties; if any Mortgaged Property is located in the state of California or in a "seismic zone" 3 or 4, a seismic assessment was conducted (except in the case of mobile home parks) at the time of originations and seismic insurance was obtained to the extent such Mortgaged Property has a PML of greater than twenty percent (20%) calculated using at least a 450 a year look back with a 10% probability of exceedance in a 50 year period; all properties in Florida and within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina and South Carolina have windstorm insurance; any nonconformity with applicable zoning laws and ordinances (1) is not a material nonconformity and does not materially and adversely affect the use, operation or value of the Mortgaged Property, (2) constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to materially the same extent of the use or structure at the time of such casualty, (3) is covered by law and ordinance insurance in an amount customarily required by reasonably prudent commercial or multifamily, as applicable, mortgage lenders, (4) is covered by a zoning endorsement covering any loss to the mortgagee resulting from such non-conformity or (5) is covered by insurance that will provide proceeds that, together with the value of the related land, will be sufficient to repay the Mortgage Loan; and additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent). At origination, and to the Seller's knowledge as of the Closing Date, such insurance was, or is, as applicable, in full force and effect with respect to each related Mortgaged Property and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Loan Documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with the mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without 30 days' prior written notice to the mortgagee (or, with respect to non-payment, 10 days' prior written notice to the mortgagee) or such lesser period as prescribed by applicable law; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender after September 11, 2001 or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, for each Mortgage Loan, (A) the related all risk property casualty insurance policy and business interruption policy do not exclude acts of terrorism, or any related damage claims or (B) Borrower has obtained insurance satisfying the above coverage requirements against damage and business interruption resulting from acts of terrorism, from coverage as of the later of (i) the date of origination of the Mortgage Loan and (ii) the date as of which the policy was renewed or amended, and the related Loan Documents do not expressly prohibit or waive such coverage, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. The Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph (44) below).

                  (15) No Material Defaults. Other than payments due but not yet
            30 days or more delinquent (A) there exists no material default, breach, violation or event of acceleration under the related Loan Documents and (B) since the date of origination of such Mortgage Loan, there has been no declaration by the Seller or prior holder of such Mortgage Loan of an event of acceleration under the related Loan Documents, and (C) to Seller's actual knowledge no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents has occurred and is continuing; the Seller has not waived any material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other Loan Documents in the related Mortgage File, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under the Loan Documents; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to the subject matter otherwise covered by any other representation and warranty made by the Seller in this
            Schedule II.

                  (16) Payment Record. Each Mortgage Loan is not, and in the
            prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months) has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace or cure period.

                  (17) Additional Collateral. The related Loan Documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than another Mortgage Loan.

                  (18) Qualified Mortgage. Each Mortgage Loan constitutes a
            "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision) and the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8), assuming compliance with all of the requirements of a "foreclosure property" under Section 856(e)(4) by the Trustee, the Master Servicer, the Special Servicer, as applicable, and their respective agents, but without regard to the holding period requirements set forth in Section 856(e)(2). Prepayment Premiums and yield maintenance charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

                  (19) Environmental Conditions. One or more environmental site assessments meeting the requirements of the American Society for Testing and Materials in effect at the time the related report was or the related reports were prepared covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property (an "Environmental Report"), or an update of such an assessment, was performed by an experienced licensed (to the extent required by applicable state law) environmental consulting firm with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan and thereafter updated such that, (a) such Environmental Report is dated no earlier than twelve months prior to the Closing Date, (b) a copy of each such Environmental Report has been delivered to the Purchaser; and (c) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) a party not related to the related Mortgagor with financial resources reasonably adequate to cure the subject violation in all material respects was identified as the responsible party for such condition or circumstance, (B) the related Mortgagor was required to provide additional security adequate to cure the subject violation in all material respects and to obtain an operations and maintenance plan, (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, or recommended only the implementation of an operations and maintenance program, which the Mortgagor is required to do, (D) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (E) the related Mortgaged Property is insured under a policy of insurance against losses arising from such circumstances and conditions, (F) the circumstance or condition has been fully remediated, (G) the related Mortgagor provided a "no further action" letter or other evidence acceptable to the Seller and that would be acceptable to a reasonably prudent lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (H) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 2% of the outstanding principal balance of the related Mortgage Loan and (b) $200,000, (I) the related Mortgagor or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, or (J) a responsible party with financial resources reasonably adequate to cure the violation provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage, or other Loan Document in the Mortgage File, for each Mortgage Loan encumbering the Mortgaged Property requires the related Mortgagor to comply and cause the Mortgaged Property to comply with all applicable federal, state and local environmental laws and regulations. The Seller has not taken any action which would cause the Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards or which could subject the Seller or its successors and assigns to liability under such laws. Each Mortgagor represents and warrants in the related Loan Documents generally to the effect that except as set forth in certain specified environmental reports and to the best of its knowledge that as of the date of origination of such Mortgage Loan, there were no hazardous materials on the related Mortgaged Property, and that the Mortgagor will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials, in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach.

                  (20) Customary Mortgage Provisions. The related Loan Documents contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if customary, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity, and there is no exemption available to the Mortgagor which would interfere with such right to foreclose except any statutory right of redemption or as may be limited by anti-deficiency laws or by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principals of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (21) Bankruptcy. No Mortgaged Property, nor any material
            portion thereof, is the subject of and no Mortgagor is a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

                  (22) Whole Loan; Interest Only; No Equity Participation or
            Contingent Interest. Each Mortgage Loan is a whole loan and not a participation interest in a loan. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, has a shared appreciation feature, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for interest-only payments without principal amortization or for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to the Mortgagor under the Mortgage Loan or otherwise nor holds any equity interest in any Mortgagor.

                  (23) Transfers and Subordinate Debt. The Mortgage Loan does not permit the related Mortgaged Property or any interest therein, including any ownership interest in the Mortgagor, to be encumbered by any mortgage lien or other encumbrance except the related Mortgage or the Mortgage of another Mortgage Loan without the prior written consent of the holder thereof. To Seller's knowledge, as of origination, and, to the Seller's actual knowledge as of the Closing Date, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The Loan Documents require the Mortgagor to pay all reasonable costs and expenses related to any required consent to any transfer or encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees. The Loan Documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any direct equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than by reason of family and estate planning transfers, transfers of less than a controlling interest in the Mortgagor, issuance of non-controlling new equity interests, transfers that are subject to the holder's approval of transferee and satisfaction of certain conditions specified in the Loan Documents, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgaged Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

                  (24) Waivers and Modification. The terms of the related Loan
            Documents have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any material respect, except pursuant to a written instrument duly submitted for recordation, to the extent required, and specifically included in the related Mortgage Loan File. No alterations, waivers, modifications or assumptions of any kind have been given, made or consented to by or on behalf of the Seller since January 18, 2007. The Seller has not taken any intentional action that would cause the representations and warranties of the related Mortgagor under the Mortgage Loan not to be true and correct in any material respect.

                  (25) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator within the 12 months prior to the Closing Date.

                  (26) Releases of Mortgaged Property. Since origination, no portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value, use or operation of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor equal to not less than 125% of the related allocated loan amount of such Mortgaged Property specifically set forth in the related Loan Documents, (b) upon payment in full of such Mortgage Loan, (c) Mortgage Loans which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans in accordance with their terms, (d) Mortgage Loans which permit the related Mortgagor to substitute a replacement property subject to the satisfaction of enumerated conditions that would be acceptable to a reasonably prudent commercial or multifamily, as applicable, lender, but which do not include the consent or approval of the lender to the substitution or the substitute property, or (e) a portion of the Mortgaged Property that was not given any value in connection with either the initial underwriting or appraisal of the Mortgage Loan.

                  (27) Defeasance. With respect to any Mortgage Loan that
            contains a provision for any defeasance of mortgage collateral (a "Defeasance Loan"), the related Mortgage Note, Mortgage or other related Loan Document contained in the Mortgage File, provides that the defeasance option is not exercisable prior to a date that is at least two (2) years following the Closing Date and is otherwise in compliance with applicable statutes, rules and regulations governing REMICs; requires prior written notice to the holder of the Mortgage Loan of the exercise of the defeasance option and payment by Mortgagor of all related fees, costs and expenses as set forth below; requires, or permits the lender to require, the Mortgage Loan (or the portion thereof being defeased) to be assumed by a single-purpose entity; and requires delivery of a legal opinion that the Trustee has a perfected security interest in such collateral prior to any other claim or interest. In addition, each Mortgage loan that is a Defeasance Loan permits defeasance only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or the portion thereof being defeased) either through and including the maturity date of the loan or to the first date that the Borrower can prepay the Loan without a prepayment premium, and in the case of ARD Loans, assuming the Anticipated Repayment Date is the Stated Maturity Date. Further, the Mortgage or other related Loan Document contained in the Mortgage File requires that an independent certified public accountant certify that such government securities are sufficient to make all such scheduled payments when due. To Seller's actual knowledge, defeasance under the Mortgage Loan is only for the purpose of facilitating the release of the Mortgaged Property and not as a part of an arrangement to collateralize a REMIC with obligations that are not real estate mortgages. With respect to each Defeasance Loan, the related Mortgage or other related Loan Document provides that the related Mortgagor shall (or permits the mortgagee to require the Mortgagor to) (a) pay all Rating Agency fees associated with defeasance (if Rating Agency approval is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, or (b) provide all opinions reasonably required by the mortgagee under the related Loan Documents, including, if applicable, a REMIC opinion and a perfection opinion and any applicable rating agency letters confirming no downgrade or qualification of ratings on any classes in the transaction. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the Mortgage Loan or the related documents require (or permit the mortgagee to require) confirmation from the Rating Agency that exercise of the defeasance option will not cause a downgrade or withdrawal of the rating assigned to any securities backed by the Mortgage Loan and require (or permit the mortgagee to require) the Mortgagor to pay any Rating Agency fees and expenses.

                  (28) Local Law Compliance; Non-Conforming Uses or
            Improvements. To the Seller's knowledge as of the date of origination of such Mortgage Loan, and, to the Seller's actual knowledge, as of the Cut-off Date the Mortgaged Property and the improvements located on or forming part of, and the existing use of, each Mortgaged Property securing a Mortgage Loan was or are, as applicable, in material compliance with all applicable zoning laws including parking and ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, either law and ordinance insurance coverage has been obtained in amounts adequate to avoid loss to the mortgagee, or such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property).

                  (29) (reserved)

                  (30) Single-Purpose Entity. Each Mortgage Loan with an
            original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding, and to Seller's actual knowledge each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, or which entity represented and covenanted in the related Loan Documents, substantially to the effect that such Mortgagor (i) is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; (ii) does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; (iii) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (iv) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Loan Documents; (v) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (vi) holds itself out as being a legal entity, separate and apart from any other person. In addition, with respect to all Mortgage Loans with an original principal balance of $15,000,000 or more, the Mortgagor's organizational documents provide substantially to the effect that the Mortgagor shall: observe all entity level formalities and record keeping; conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis pursuant to written agreements; hold itself out as being a legal entity, separate and apart from any other person and such organizational documents provide that: any dissolution or winding up or insolvency filing for such entity is prohibited or requires the unanimous consent of an independent director or member or all partners or members, as applicable; such documents may not be amended with respect to the Single-Purpose Entity requirements without the approval of the mortgagee or rating agencies; and the Mortgagor shall have an outside independent director or member. The Mortgage File for each such Mortgage Loan having an original principal balance of $20,000,000 or more contains a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving its equity owner or group of equity owners having an equity interest greater than 49%. To Seller's actual knowledge, each Mortgagor has fully complied with the requirements of the related Mortgage Loan and Mortgage and the Mortgagor's organizational documents regarding Single-Purpose-Entity status. The organization documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member.

                  (31) No Advances. No advance of funds has been made after
            origination, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

                  (32) Litigation or Other Proceedings. To Seller's knowledge, as of origination there were no, and to the Seller's actual knowledge, as of the Closing Date, there are no, pending actions, suits, litigation, arbitration or other proceedings by or before any court, arbitrator or governmental authority against the Mortgagor (or any related guarantor to the extent the Seller would consider such guarantor material to the underwriting or such Mortgage Loan) under any Mortgage Loan or the related Mortgaged Property that could reasonably be expected to materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or such guarantor's ability to meet its obligations under the related Loan Documents.

                  (33) No Usury. The Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) is a fixed rate, and complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

                  (34) Trustee Under Deed of Trust. If the Mortgage for any
            Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan and all such fees and expenses are the obligation of the Mortgagor under the Mortgage.

                  (35) Other Collateral; Cross-Collateralization. The related
            Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

                  (36) (reserved)

                  (37) Escrow Deposits. All escrow deposits and payments
            required pursuant to the Loan Documents are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith, and all such escrows, deposits and payments will be conveyed by the applicable Seller to the Purchaser and identified as such with appropriate detail on the Closing Date.

                  (38) Licenses and Permits. The Mortgage Loan requires the
            related Mortgagor, to the extent required by law, to be qualified to do business, and requires the related Mortgagor and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning and building laws, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. To the Seller's knowledge, as of the date of origination of each Mortgage Loan based on any of: (i) a letter from governmental authorities,
            (ii) a legal opinion, (iii) an endorsement to the related Title Insurance Policy, (iv) a zoning report from a zoning consultant, or
            (v) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, and to the Seller's actual knowledge as of the Closing Date, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses and permits have otherwise been issued.

                  (39) Origination, Servicing and Collection Practices. The
            origination (or acquisition, as the case may be), collection, and the servicing practices used by the Seller and its affiliates or contractors engaged by it with respect to the Mortgage Loan have been in all respects legal and have met customary standards utilized by prudent commercial or multifamily, as applicable, lenders and servicers.

                  (40) Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

                  (41) Non-Recourse Exceptions. Each Mortgage Loan is
            non-recourse, except that the Mortgagor and either: a principal of the Mortgagor or other natural person, with assets other than any interest in the Mortgagor, has agreed to be jointly and severally liable for all liabilities, expenses, losses, damages, expenses or claims suffered or incurred by the holder of the Mortgage Loan by reason of or in connection with: (i) any fraud or material misrepresentation by the Mortgagor, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards or (iii) violation of applicable environmental laws or breaches of environmental covenants. No waiver of liability for such non-recourse exceptions has been granted to the Mortgagor or any such guarantor or principal by the Seller or anyone acting on behalf of the Seller.

                  (42) Separate Tax Parcels. Each Mortgaged Property constitutes one or more separate tax lots (or will constitute separate tax lots when the next tax maps are issued), or, in certain instances, an application has been made to the applicable governing authority for creation of separate tax lots that shall be effective for the next tax year (and, with respect to tax parcels for which such application has been made, prior to the creation of such separate tax lots, taxes are being escrowed for the entire existing tax parcel), or is subject to an endorsement under the related Title Insurance Policy insuring for losses arising from any claim that the Mortgaged Property is not one or more separate tax lots.

                  (43) Financial Statements. Each Mortgage or related Loan
            Documents requires the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for Mortgage Loans with an original principal balance less than $3,000,000) and annual operating statements (or a balance sheet statement of income and expenses and a statement of changes in financial position), and such additional information regarding the Mortgagor and the Mortgaged Property as the owner or holder of the Mortgage may request which annual financial statements for all Mortgage Loans with an original principal balance greater than $20,000,000 shall be audited by an independent certified public accountant upon the request of the holder of the Mortgage Loan.

                  (44) Fee/Leasehold Properties. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except that with respect to Mortgage Loans that are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

                        (a) Such Ground Lease or a memorandum thereof has been
                  duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

                        (b) Such Ground Lease is not subject to any liens or
                  encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions, and provides that it shall remain prior to any mortgage or other lien upon the related Fee Interest;

                        (c) The Mortgagor's interest in such Ground Lease is
                  assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

                        (d) Such Ground Lease is in full force and effect, and
                  the Seller has not received as of the Closing Date notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease;

                        (e) Seller or its agent has provided the lessor under
                  the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                        (f) The mortgagee under such Mortgage Loan is permitted
                  a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

                        (g) Such Ground Lease has a current term (including one
                  or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller and its successors and assigns) which extends not less than the greater of 10 years beyond the amortization term and 20 years beyond the Stated Maturity Date for the related Mortgage Loan (or, with respect to any Mortgage Loan with an Anticipated Repayment Date, 10 years beyond the amortization term);

                        (h) Such Ground Lease requires the lessor to enter into
                  a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

                        (i) Under the terms of such Ground Lease and the related
                  Loan Documents, taken together, any related insurance proceeds or condemnation award that is awarded with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

                        (j) Such Ground Lease does not impose any restrictions
                  on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

                        (k) Such Ground Lease may not be amended or modified
                  without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns;

                        (l) The terms of such Ground Lease have not been waived,
                  modified, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by the related Mortgage.

                  (45) Fee Simple Interest. Except with respect to the Mortgage
            Loans secured by Ground Leases, each of the Mortgagors (or its affiliates) has title in the fee simple interest in each related Mortgaged Property.

                  (46) ARD Loans. Each ARD Loan requires scheduled monthly
            payments of principal; if any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming that it is not otherwise in default, the rate at which such Mortgage Loan accrues interest will increase to the sum of the original Mortgage Rate and a specified margin not less than 2 percent (2%); the Anticipated Repayment Date of any such Mortgage Loan is not less than 7 years from the date of origination; and after the Anticipated Repayment Date, the Loan Documents provide that excess cash flow after payment of expenses, including scheduled interest and capital expenditures approved by the lender, will be used to repay principal.

                  (47) Authorization in Jurisdiction. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

                  (48) No Negative Amortization; No Capital Contribution; No
            Financing for Incomplete Improvements. No Mortgage Loan, other than an ARD Loan (and then only after the Anticipated Repayment Date for such ARD Loan), provides for the negative amortization of interest. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the purpose of financing the construction of incomplete improvements on the related Mortgaged Property other than tenant improvements.

                  (49) No Fraud. Neither the Seller, the originator, nor any employee or agent of the Seller or the originator has participated in any fraud or intentional material misrepresentation with respect to the Mortgagor, the Mortgaged Property or any guarantor. To Seller's actual knowledge, no Mortgagor or guarantor is guilty of defrauding or making an intentional material misrepresentation to the Seller with respect to the origination of the Mortgage Loan, the Mortgagor or the Mortgaged Property.

                  (50) Grace Periods. The related Mortgage or Mortgage Note
            provides a grace period for delinquent Monthly Payments no longer than 10 days from the applicable Due Date other than as disclosed in the Mortgage Loan Schedule.

                  (51) Appraisals. The Mortgage File contains an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal or a supplemental letter from the appraiser states that the appraisal satisfies the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended), all as in effect on the date the Mortgage Loan was originated.

                  (52) Mortgagor Concentration. Except as disclosed in the
            Prospectus Supplement, (a) no Mortgagor is the Mortgagor with respect to more than one Mortgage Loan and (b) to the Seller's knowledge, no group of Mortgage Loans with affiliated Mortgagors have an aggregate principal balance equaling more than $ 184,806,114.

                  (53) Environmental Insurance Policies. If the Mortgaged
            Property securing any Mortgage Loan is covered by a secured creditor environmental insurance policy, then:

                        (a) the Seller:

                              (i) has disclosed, or is aware that there has been
                        disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

                              (ii) has delivered or caused to be delivered to
                        the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property,

                              in each case with respect to (i) and (ii) to the
                        extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy;

                        (b) all premiums for such insurance have been paid;

                        (c) has a term not less than 5 years beyond the term of
                  the Mortgage Loan (or 5 years beyond the Anticipated Repayment Date with respect to an ARD Loan) and is not cancelable during such term; and

                        (d) such insurance is in full force and effect.

                        If the Mortgage Loan is listed on Schedule IIA(53) and
                  the environmental insurance for such Mortgage Loan is not a secured creditor policy but was required to be obtained by the Mortgagor, then the holder of the Mortgage Loan is entitled to be an additional insured under such policy, all premiums have been paid, such insurance is in full force and effect, such policy may not be cancelled or amended without the consent of the Seller or its successors and assigns and, to the Seller's knowledge, the Mortgagor has made the disclosures and complied with the requirements of clauses (a) and (b) of this Paragraph
                  (53).

                  (54) Access. The Mortgaged Property is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress.

                                 SCHEDULE IIA

              EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES WITH
                RESPECT TO THE BANK OF AMERICA MORTGAGE LOANS

                               REPRESENTATION 4
         No Holdbacks; Improvements Complete or Escrows Established.

Lobill's Store 325 (3403572)  Under Section 9.9 of the related loan agreement, the related Borrower must deposit cash or a letter
Lobill's Store 307 (3403571)  of credit into the "Holdback Reserve Fund" as additional security for the Mortgage Loan. These
Marsh Warehouse #850          funds will be disbursed to such Borrower upon the
(3403582)                     earlier to occur of (i) "Satisfactory Guaranty
                              Event" (as defined in the related loan agreement)
Lobill's Store 301 (3403570)  or (ii) payment in full of such Mortgage Loan.

Marsh Office 886 (3403567)

Marsh Store 40 (3402369)

Marsh Store 14 (3402364)

Hollywood & Bronson Self
Storage (3400559)


Rocky Knoll Estates MHC       A $600,000 holdback was taken at the closing of
(3402892)                     the related Mortgage Loan, which holdback is
                              subject to a one-time release to the related
                              Borrower in the amount by which such funds exceed the positive difference between the then outstanding principal balance of the related
                              Mortgage Loan less the principal balance that would support a debt service coverage ratio of 1.20x based on the trailing 3 month period. The release must occur within 36 months of the closing date of such Mortgage Loan. Any unreleased amount may be applied to the debt without premium or if not, upon payment in full of the debt, returned to such Borrower. The Closing Date for the related
                              Mortgage Loan was December 20, 2006.

Putnam Shopping Center        A $1,112,229 holdback was taken at the closing of
(3401205)                     the related Mortgage Loan. $507,069 of such
                              reserve is subject to release to the related
                              Borrower upon satisfaction of customary conditions precedent plus delivery of a letter attached to the loan agreement by Family Dollar tenant and either delivery of an estoppel letter from such tenant or Mortgagee's confirmation that such Borrower has a debt service coverage ratio of not less than 1.20x achieved within 2 years of the closing date of such Mortgage Loan. The balance of such reserve is subject to release to such Borrower upon satisfaction of customary conditions precedent plus delivery of proof that the vacant space at the related Mortgaged Property has been leased resulting in a debt service coverage ratio that is not less than 1.20x achieved within 2 years of closing, there exists no free rent period or other rent concession with respect to such space, or if existing, each such tenant has commenced paying unabated base rent and landlord has no material unfunded obligations with respect to any such tenant. The closing date for such Mortgage Loan was December 22, 2006.

Robindale Park MHC (3402896)  A $100,000 holdback was taken at the closing of the related Mortgage Loan, which holdback is subject to a one-time release to the related Borrower in the amount by which such funds exceed the positive difference between the then outstanding principal balance of such Mortgage Loan less the principal balance that would support a debt service coverage ratio of 1.20x based on the trailing 3 month period. The release must occur within 4 months of the closing date of such Mortgage Loan. Any unreleased amount may be applied to the debt without premium or if not, upon payment in full of the debt, returned to such Borrower.

Galleria Plaza (3404032)      A $80,000 holdback was taken at the closing of the
                              related Mortgage Loan.

                               REPRESENTATION 5

                    Legal, Valid and Binding Obligations.

PNA- Metal Supply Property (3402869)    The legal description attached to the
                                        "Metal Supply Property" Mortgage and the
                                        UCC on the related Mortgage Loan does
                                        not match the pro forma title policy.
                                        Among other things, the legal
                                        description of tract 5 refers to a
                                        "0.311 acre tract" instead of a "0.031
                                        acre tract" as stated on the pro forma
                                        title policy.

                               REPRESENTATION 6

                       Assignment of Leases and Rents.

To the extent that the related Borrower leases all or part of the related Mortgaged Property to a master lessee, which master lessee enters into leases with tenants of such related Mortgaged Property, such master lessee owns an interest in any payments due under such related leases.

                              REPRESENTATION 10

                                 UCC Filings.

PNA-Infra-Metals Portfolio (3402871)  No UCC for the "Infra Metals Portfolio"
                                      Borrower was included in the Mortgage
                                      Loan file.

                              REPRESENTATION 12

          Condition of Property; No Condemnation; No Encroachments.

PNA-Delta Steel Portfolio   For each related Mortgage Loan, there has been no
(3402772)                   escrow taken for "Required Repairs". The related
                            Borrower has covenanted to complete certain
PNA- Clinton-Lockwood       Required Repairs as listed on "Schedule I" to each
(3402868)                   related loan agreement within twelve months of
                            closing; however, no Required Repairs were listed
PNA- Metal Supply Property  on the Schedule I attached to any Loan Agreement.
(3402869)                   Certain necessary repairs were identified in
                            certain of the Mortgage Loan approvals.
PNA - Feralloy Industrial   Additionally,  in instances where the approval
Portfolio (3402872)         indicated that no repairs were necessary, Schedule
                            I was not identified as "intentionally omitted".
PNA-Smith Pipe & Steel
Industrial Portfolio -
Phoenix, AZ (3402873)

PNA - Delnor Industrial
Portfolio (3402921)

PNA-Infra-Metals Portfolio
(3402871)



Hotel Solamar (3404424)     There is a post closing requirement that within 90
                            days of the closing date of the related Mortgage
                            Loan, the related Borrower is required to deliver a certification to Mortgagee, together with copies of invoices, evidencing the completion of the pool deck repairs, rooftop anchorage and ADA hearing kits. If such Borrower fails to satisfy this requirement, such Borrower is required to deposit with Mortgagee or Mortgagee's agent $100,000.00
                            (but such obligation to deposit funds is not specifically mentioned in the separate post closing agreement).

                              REPRESENTATION 14

                                  Insurance.

Some Mortgage Loan Documents provide that the loss of rents or income, as applicable, will be insured until the earlier of (i) completion of Restoration or, in some cases, the return of rents/income to the level which existed prior to the loss, or (ii) the expiration of twelve (12) months.

14221 Artesia Boulevard       The related Mortgaged Property is located in the
(3403133)                     State of California, however evidence of seismic
                              insurance was not provided.
Albertson's Rancho Cucamonga
(3403903)

Brooks Landing Apartments
(3402726)

Burbank Village Walk
(3404079)

Canyon Hills Marketplace
Phase I (3403568)

Capitol Place Apartments
(3402725)

Goodyear - Spires (3404770)

Hollywood & Bronson Self
Storage (3400559)

Hooman Pontiac GMC (3404044)



Hirschfeld Portfolio          With respect to terrorism insurance coverage, the
(3403858)                     related Borrower has a cap of $150,000 per year
                              for terrorism insurance premium costs for the Mortgaged Property to be increased annually with the consumer price index.

                              If the insurance coverage is provided by a syndicate of insurers, each of the insurers do not have to have a rating of "A" or better by S&P or a financial class of XIII or better by A.M. Best Company, Inc.

Golder Ranch Shopping Center  The related Mortgage Borrower is not obligated to
(3403276)                     expend more than $24,000 (as the same may be
                              increased by an assumed inflation rate of five percent (5%) per annum) in any fiscal year on Insurance Premiums for Terrorism Insurance (the
                              "Terrorism Insurance Cap"). If the cost of the Terrorism Insurance Required Amount exceeds the
                              Terrorism Insurance Cap, the related Borrower shall purchase the maximum amount of Terrorism
                              Insurance available with funds equal to the Terrorism Insurance Cap.

Pacific Shores (3404790)      The related Borrower is required to maintain
                              insurance coverage against Losses resulting from acts of terrorism; provided however, in no event shall Borrower be required to pay annual premiums for any insurance policy covering terrorism losses in respect of the Mortgaged Property in excess of the Terrorism Premium Limit. Borrower shall not be required to maintain Insurance coverage with respect to terrorism losses that are not Terrorism Losses (as defined in the related Loan Agreement). "Terrorism Premium
                              Limit" means an annual insurance premium equal to $625,000.00, provided such amount will be reduced from time to time on a pro rata basis concurrently with the release (or assignment) of the Lien of the Security Instrument on any Individual Property.

Eckerd (3404402)              If the related Mortgaged Property is transferred
                              to a "Permitted Inland Entity" (as defined in the related loan agreement), terrorism coverage is not required if (i) such Borrower notifies it will self insure, (ii) Permitted Inland Entity executes a guaranty satisfactory to Mortgagee
                              (see 6.1(a)(viii) of the loan agreement) and
                              (iii) terrorism guarantor maintains a minimum net worth and satisfies such other financial tests set forth in the related loan documents.

Causeway Plaza (3402185)      Terrorism insurance premium is capped at $152,000
                              with a 5% annual increase.

Merrymeeting Plaza            The related Mortgage Loan has a Cut-off Date
(3403127)                     balance equal to or greater than $20,000,000,
                              however the insurer for all of the required coverages set forth above has a claims paying ability rating from Standard & Poor's of "BBB" and Moody's of "Baa2" and a financial class of VIII or better by A.M. Best.

                              Terrorism insurance is capped at 3 times the cost of Insurance Premiums for Terrorism Insurance that Borrower is carrying as of the closing date of such Mortgage Loan..

820 Scarsdale Avenue          Walgreen's has the option to self-insure or to
(3404161)                     provide insurance as set forth in the related
                              loan documents.
Walgreen's at Oakland
(3402027)

Walgreen's at Mishawaka
(3402028)

Walgreen's - Brecksville, OH
(3404289)

Walgreen's - Mentor, OH
(3404289)

West Branch Walgreens
(3404463)


BMW Financial Services Bldg.  Under certain circumstances tenant may
(3404427)                     self-insure.

Hotel Solamar (3404424)       An insurer which is providing 8% of the coverage
                              is not rated.

                              The terrorism insurance premium is capped at $75,000, however the related Borrower is obligated to obtain whatever coverage is available at that premium. The related ground lease is not specifically mentioned in the restoration provisions in the loan documents.

Lobill's Store 301 (3403570) Subject to certain conditions, the insurance Lobill's Store 307 (3403571) requirements set forth in the Master Lease on the Lobill's Store 325 (3403572) closing date of the related Mortgage Loan must
Marsh Office 886 (3403567)    satisfy the insurance requirements under such
Marsh Store 14 (3402364)      Mortgage Loan. The insurance requirements of the
Marsh Store 40 (3402369)      Master Lease (1) permit the Tenant to provide an
Marsh Warehouse #850          Insurance Deductible Letter of Credit to reduce
(3403582)                     the amount of "All Risk of Physical Loss"
                              insurance; (2) does not require the PML to be calculated using at least a 450 year look back with a 10% probability of exceedance in a 50-year-period; and (3) the requirement for insurance against terrorism for not less than 100% of the full replacement cost of the Property is subject to a cap, which is $100,000 premium in the aggregate, allocable to the Terrorism
                              Insurance coverage portion of Tenant's "all risk" or blanket insurance policy; provided, however, if Tenant does not have an "all risk" or blanket insurance policy that includes Terrorism
                              Insurance or Terrorism Insurance coverage is no longer available as part of Tenant's "all risk" or blanket insurance policy or if Tenant so chooses, then a $40,000 premium for a stand alone
                              Terrorism Insurance policy.

University View (3404480)     The insurance policies must be issued by
                              insurance companies having a claims paying ability rating of "AA-" or better by at least two rating agencies, one of which must be S&P, or such other rating agencies approved by Mortgagee, or through a syndicate of insurers authorized to do business in the State and through which (A) at least fifty percent (50%) of the coverage is provided by insurers with a claims paying ability rating of "A" or better by at least two rating agencies, one of which must be S&P, (B) at least ten percent (10%) of the coverage (exclusive of that referenced in (A) above) is provided by insurers with a claims paying ability rating of "BBB" better by at least two rating agencies, one of which must be S&P, and (C) not more than thirty-five percent (35%) of the coverage is provided by insurers that are not rated by the rating agencies, but which carry a claims paying ability rating of not less than "B++" and a financial size rating of not less than "VIII" from A.M. Best & Co.

575 Lexington Ave. (3403716)  The related Mortgage Loan has a Cut-off Date balance equal to or greater than $20,000,000, and the loan agreement provides as follows: the insurance policies must be issued by financially sound and responsible insurance companies authorized to do business in the state in which the related Mortgaged Property is located and having a claims paying ability rating of "A-" or better by at least two Rating Agencies, one of which must be S&P or such other Rating Agencies approved by Mortgagee; provided, however, that if the related Borrower elects to have its insurance coverage provided by a syndicate of insurers, then (i) if such syndicate consists of 5 or more members, (A) at least 60% of the insurance coverage (and 100% of the first layer of such coverage) must be provided by insurance companies having a claims paying ability rating of "A-" or better by at least two Rating Agencies, one of which must be S&P, and (B) of the remaining 40% of the coverage, (I) 30% (of the total syndicate) must be provided by insurance companies having a claims paying ability rating of "BBB" or better by at least two Rating Agencies, one of which must be S&P, and (II) the bottom 10% (of the total syndicate) must be provided by insurance carriers having a general policy rating of "A" or better and a financial class of "XII" or better by A.M. Best Company, Inc., or (ii) if such syndicate consists of four or fewer members, (A) at least 75% of the insurance coverage (and 100% of the first layer of such coverage) must be provided by insurance companies having a claims paying ability rating of "A-" or better by at least two Rating Agencies, one of which must be S&P, and (B) of the remaining 25% of the coverage, (I) 15% (of the total syndicate) must be provided by insurance companies having a claims paying ability rating of "BBB" or better by at least two Rating Agencies, one of which must be S&P, and (II) the bottom 10% (of the total syndicate) must be provided by insurance carriers having a general policy rating of "A" or better and a financial class of "XII" or better by A.M. Best Company, Inc.

                              The terrorism insurance requirements are as follows: the related Borrower must maintain, to the extent commercially available, terrorism insurance in an amount equal to the sum of 100% of the "Full Replacement Cost" and twelve (12) months loss of rents insurance or business income insurance, as applicable, for "certified acts of terrorism" as defined in the Terrorism Risk Insurance Act of 2002 ("TRIA"), with $100,000,000 for any acts of terrorism not defined by TRIA as "certified acts of terrorism" (which such required coverage levels may be maintained through "stand-alone" placement or as part of an acceptable "all risk" placement providing coverage for both "certified acts of terrorism" and any acts of terrorism not constituting "certified acts of terrorism", each in form and substance reasonably satisfactory to Mortgagee) (collectively, the "Maximum Required Terrorism Insurance Coverage Amount"); provided, however, such Borrower, in any given year, must not be required to pay annual premiums in excess of the Terrorism Insurance Cap for the coverage required under this subsection for the Mortgaged Property. Notwithstanding the foregoing, with respect to the coverage required by this subsection for "certified acts of terrorism", so long as TRIA is in effect (including any extensions or if another federal governmental program is in effect which provides substantially similar protections as
                              TRIA), the coverage available thereunder must be considered acceptable coverage for such acts, and in the event that TRIA is not in effect, such Borrower must be required to maintain the same levels of coverage for such acts through other "stand-alone" or "all risk" coverage placement, subject in all cases to Borrower not being required to obtain terrorism insurance in an amount in excess of the Maximum Required Terrorism Insurance Coverage Amount or with a cost in excess of the Terrorism Insurance Cap (which is $1,100,000) with respect to all terrorism insurance maintained.

1412 Broadway (3403748)       At least 65% of the related Borrower's insurance
                              carriers have a "A-" rating or higher by S&P and that the same was acceptable to the Rating
                              Agencies. One (1) of Borrower's insurance carriers has a "BBB" rating and five (5) are not rated.

                              The related Borrower currently maintains terrorism insurance; however, the related loan agreement provides as follows: the insurance policies required to be maintained pursuant to
                              Section 8(a)(i-viii) of the loan agreement must not contain exclusions for acts of terrorism or similar acts of sabotage (with respect to either Certified Coverage or Non-Certified Coverage except that with respect to the insurance policies required under Section 8.1(a)(ii) and 8.1(a)(vii) of the loan agreement, Non-Certified Coverage will not be required) ("Acts of Terror"), but may exclude acts of war and nuclear, chemical and biological acts, or alternatively, such Borrower must have obtained and must maintain throughout the term of such Mortgage Loan affirmative coverage thereunder insuring against Acts of Terror satisfactory to Mortgagee in all respects and in the amounts and subject to the deductibles described in Sections 8.1(a)(i) and 8.1(a)(iii) of the loan agreement (the "Terrorism Coverage"). Notwithstanding the foregoing sentence or Section 8.1(a)(i) of the loan agreement, the Non-Certified Coverage must be in an amount not less than the amount necessary to restore the related Mortgaged Property. Notwithstanding anything to the contrary contained in the loan agreement, (i) if, after the closing date of such Mortgage Loan and at the expiration of any applicable insurance policy, it is no longer customary for Qualified Insurers insuring properties similar to such Mortgaged Property to (1) exclude acts of war and/or nuclear, chemical and/or biological acts, such Borrower must obtain and maintain Terrorism Coverage without each of such referenced exclusions which are no longer customarily excluded by such Qualified Insurers and (2) exclude Acts of Terror from such insurance policies, then such Borrower must obtain and maintain said insurance policies without said exclusion and (ii) in the event that TRIA is no longer in effect, the Terrorism Coverage for acts similar to acts included within the Certified Coverage under TRIA must be maintained in the amount of full replacement cost and business income as provided in this Section 8.1. In connection with the requirement of the immediately preceding sentence, in no event will Borrower be required to pay annual premiums in excess of two hundred percent (200%) of the cost of such premiums as of the closing date of such Mortgage Loan in order to obtain the Terrorism Coverage, but such Borrower must be obligated to purchase such portion of the Terrorism Coverage as is obtainable by payment of an annual premium equal to the two hundred percent (200%) and subject to the deductible contained in Section 8.1(a) of the loan agreement, provided that in making the calculations contemplated in this sentence, the cost of the premiums as of the closing date of such Mortgage Loan will be adjusted annually to reflect any increase during the preceding year in the consumer price index.

                              REPRESENTATION 19

                          Environmental Conditions.

Hotel Solamar (3404424)      Indemnification provisions do not specifically
                             include attorneys' fees.

PNA- Clinton-Lockwood        The Mortgage Loan approval required an O&M plan as
(3402868)                    a post closing obligation, however an O&M Plan was
                             not included in the Mortgage Loan file.

                              REPRESENTATION 22

  Whole Loan; Interest Only; No Equity Participation or Contingent Interest.

820 Scarsdale Avenue (3404161)         The monthly payments on the related
                                       Mortgage Loan are interest-only for 1
                                       year.

Walgreen's at Oakland (3402027)

Walgreen's at Mishawaka (3402028)

Robindale Park MHC (3402896)

Galleria Plaza (3404032)

West Branch Walgreens (3404463)

Burbank Village Walk (3404079)

Richmond Ridge Apartments (3404094)    The monthly payments on the related
                                       Mortgage Loan are interest-only for 2
West Conway Mini Storage (3402844)     years.

Brooks Landing Apartments (3402726)

Capitol Place Apartments (3402725)

Causeway Plaza (3402185)

Georgetown South Apartments (3402124)

Islandia Pavilion (3403238)

Walgreen's Mentor & Brecksville, OH
Portfolio (3404289)



North Hills Shopping Center (3401480)

Canyon Hills Marketplace Phase I
(3403568)

Giant Eagle - Tallmadge, OH (3404754)

Rocky Knoll Estates MHC (3402892)          The monthly payments on the related
                                           Mortgage Loan are interest-only for 3
Big Lots (3404159)                         years.

Forest Hills Corporate Center
(3403987)

One Kenmare Square (3404220)

Orchard Ridge Corporate Park (3401686)


United Solar Ovonic  (3404344)             The monthly payments on the related
                                           Mortgage Loan are interest-only for 4
                                           years.


Hollywood & Bronson Self Storage
(3400559)

Island Tug and Barge (3403145)
Hotel Solamar (3404424)

Welch Plaza Apartments (3400925)

2700 Fulton Avenue (3403837)

14221 Artesia Boulevard (3403133)

Amalgamated Bank (3402617)

Budget Self Storage - Highpoint Road       The monthly payments on the related
(3403975)                                  Mortgage Loan are interest-only for 5
                                           years.
Budget Self Storage - Lawndale
(3403974)

Budget Self Storage - Peters Creek
(3403973)

Budget Self Storage - University
(3403976)

Hickory Self Storage (3403971)

Maximus Self Storage (3403864)

Ship Mall (3404395)


Forum IV at Olympia Parkway (3403763)      The monthly payments on the related
                                           Mortgage Loan are interest-only for 6
                                           years.

BMW Financial Services Bldg. (3404427)     The monthly payments on the related
                                           Mortgage Loan are interest-only for
                                           10 years.


Hirschfeld Portfolio (3403858)

Boise Cascade - Minnesota (3402994)

Boise Cascade - Illinois (3402991)

Merrymeeting Plaza (3403127)

Northern Crossing (3403172)

Desert Jewel Apts (3403838)

Rancho Alta Mira Shopping Center
(3404022)

Eckerd (3404402)

1412 Broadway (3403748)

Bally's - West Palm Beach (3404122)

575 Lexington Avenue (3403716)

Appleton Square  (3403481)                The related Mortgage Loan is interest
                                          only for the entire term.
Golder Ranch Shopping Center (3403276)

Inland - Bradley Portfolio Pool A
(3401471)

Inland - Bradley Portfolio Pool B
(3403207)

Inn at Great Neck (3402748)

Lowe 6th Street Properties (3404095)

Marketplace at Hamden (3403925)

Pacific Shores (3404790)

University Commons - Lexington
(3402284)

University View (3404480)

Home Depot Niagara Falls (3404173)

                              REPRESENTATION 23

                       Transfers and Subordinate Debt.

Welch Plaza Apartments (3400925)       The related Borrower has a $557,482 loan
                                       with the City of Seattle (Office of
                                       Housing) which is the subject of a
                                       subordination agreement. This loan was
                                       used as part of the original funding for the project and is secured by a deed of trust. The related Borrower and the City executed a Subordination Agreement on
                                       November 30, 2006.

Richmond Ridge Apartments (3404094)    The Note A is included in this
                                       securitization, however the $200,000
                                       Note B is not. The Note B was sold to
                                       CBA-Mezzanine Capital, and there is an
                                       intercreditor agreement subordinating
                                       the Note B to the Note A.

Forest Hills Corporate Center          The Note A is included in this
(3403987)                              securitization, however the $757,750
                                       Note B is not. The Note B was sold to
                                       Quadrant Strategy REIT, Inc., a Maryland corporation, and there is an intercreditor agreement subordinating the Note B to the Note A.

                              REPRESENTATION 26

                       Releases of Mortgaged Property.

Hirschfeld Portfolio         At any time 24 months after the closing date of
(3403858)                    the securitization and in connection with a
                             partial defeasance of the Hirschfeld Portfolio
                             Loan, the Hirschfeld Portfolio Borrower may obtain the release of some or all of the portions of the Hirschfeld Portfolio Mortgaged Property (each, an
                             "Individual Property"), subject to the
                             satisfaction of certain conditions, including, but not limited to: (i) no event of default exists;
                             (ii) payment of 110% of the "Allocated Loan
                             Amount" (as defined in the related loan agreement) related to such Individual Property or Individual
                             Properties to be released; (iii) delivery of a pledge and security agreement in form and substance satisfactory to a prudent lender and defeasance collateral meeting the requirements of the related loan agreement; (iv) confirmation from the rating agencies that such a release will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the Hirschfeld Portfolio Mortgage Loan; and (v) the debt service coverage ratio after giving effect to such release must be at least 1.25x and the loan-to-value ratio after giving effect to such release must not be greater than 80%.

Pacific Shores (3404790)     The Pacific Shores Borrower at any time after the
                             expiration of the scheduled payment date in January 2009, may obtain the release of a portion of the Pacific Shores Mortgaged Property, subject to the satisfaction of certain conditions, including, but not limited to: (i) no event of default exists; (ii) payment of 110% of the amount allocated in the related loan documents to such portion of the Pacific Shores Mortgaged Property to be released; and (iii) the debt service coverage ratio after giving effect to the release must be not less than the greater of (a) the debt service coverage ratio for the 12 full calendar months immediately preceding the closing date of the Pacific Shores Loan or (b) the debt service coverage ratio for the 12 full calendar months immediately preceding the release of such portion of the Pacific Shores Mortgaged Property.

Inland - Bradley Portfolio   At any time after the expiration of the related
(3401471)                    lockout period (December 1, 2008 for the
                             Inland-Bradley Portfolio Pool A Mortgage Loan and
Inland - Bradley Portfolio   January 1, 2009 for the Inland-Bradley Portfolio
(Pool B) (3403207)           Pool B Mortgage Loan) and in connection with a
                             partial prepayment of the Inland-Bradley Portfolio
                             Loan in connection with a sale of some or all of the portions of the Inland-Bradley Portfolio
                             Mortgaged Property (each, an "Individual
                             Property") to an unaffiliated third party, the Inland-Bradley Portfolio Borrower may obtain the release of such Individual Property or Individual
                             Properties, subject to the satisfaction of certain conditions, including, but not limited to: (i) no event of default exists; (ii) payment of 110% of the "Allocated Amount" (as defined in the related loan agreement) related to such Individual
                             Property or Individual Properties to be released;
                             (iii) payment of the related "Prepayment Premium"
                             (as defined in the related loan agreement); and
                             (iv) the debt service coverage ratio after giving effect to the release must be not less than (a) the debt service coverage ratio immediately preceding the release of such portion of the Inland-Bradley Portfolio Mortgaged Property and
                             (b) the debt service coverage ratio that existed on the closing date of the related Mortgage Loan
                             (provided, however, if the debt service coverage ratio tests are not met through the payment of 110% of the Allocated Amount, then payment of a percentage in excess of 110% of the Allocated
                             Amount for such Individual Property will also satisfy such debt service coverage ratio requirement). For Loan No. (3403207), not withstanding the foregoing, the related mortgage
                             Borrower may prepay the Allocated Loan Amount for the Individual Property known as 9201 Faulkner
                             Lake Road, North Little Rock, Arkansas, at any time, upon satisfaction of the above conditions.


PNA-Delta Steel Portfolio    On or after November 1, 2009, the related Mortgage
(3402772)                    Loan provides for the payment of the principal
                             balance of the Note (in part, but not in whole) in
PNA - Feralloy Industrial    connection with a proposed release of an
Portfolio (3402872)          "Individual Property" (as defined in the related
                             loan documents) having an allocated loan amount of
PNA-Smith Pipe & Steel       less than $5,000,000 upon the satisfaction of
Industrial Portfolio         certain conditions, including but not limited to,
(3402873)                    (a) a maximum loan to value ratio of the lesser of
                             (i) 70% and (ii) the loan to value ratio of all of
PNA - Delnor Industrial      the remaining properties (including the Individual
Portfolio (3402921)          Property to be released), calculated immediately
                             prior to the subject release, (b) a debt service
PNA-Infra-Metals Portfolio   coverage ratio for the remaining Mortgaged
(3402871)                    Properties of the greater of (i) 1.25x and (ii)
                             the debt service coverage ratio for all remaining
                             Mortgaged Properties (including the Individual
                             Property to be released), (c) conveyance of such Individual Property to an unaffiliated third party and (d) payment of a yield maintenance prepayment premium.

                              REPRESENTATION 27

                                 Defeasance.

With respect to certain of the Mortgage Loans, the substitute collateral constituting "government securities" is required to be in an amount sufficient to make all scheduled payments through the end of the prepayment lockout period rather than through the maturity date of the related Mortgage Loan.

                              REPRESENTATION 30

                            Single-Purpose Entity.

The mortgage lender typically does not require that a Borrower have an outside independent director or member in connection with mortgage loans with an original principal balance of less than $30,000,000.

Causeway Plaza (3402185)               The related Mortgage Loan has an
                                       original principal balance of equal to
Marketplace at Hamden (3403925)        or greater than $30,000,000, however no
                                       independent director was required.
Forum IV at Olympia Parkway (3403763)



Capitol Place Apartments (3402725)     The related Mortgage Loan has an
                                       original principal balance of
Brooks Landing Apartments (3402726)    $20,000,000 or more, however a counsel's
                                       opinion regarding non-consolidation of
Forum IV at Olympia Parkway (3403763)  the Mortgagor was not included in the
                                       Mortgage Loan file.



Hirschfeld Portfolio (3403858)         The related Mortgaged Property is owned
                                       by the owners of the related Borrower
Inland - Bradley Portfolio -           and such related Borrower executed the
Millennium Inorganic Chemicals         related Mortgage Note and related loan
Building (3401471)                     agreement. The related Mortgage Loan is
                                       secured by an Indemnity Guaranty and an
                                       Indemnity Deed of Trust, Assignment of
                                       Leases and Rents, Security Agreement and
                                       Fixture Filing, which documents have
                                       been executed by the owners of the
                                       related Borrower. This structure is
                                       known as an Indemnity Deed of Trust,
                                       which is specific to the State of
                                       Maryland.

Appleton Square (3403481)              The related Borrower is the sole
                                       beneficiary of Appleton Square Realty
                                       Trust, a Nominee Trust, which is the
                                       property owner

                              REPRESENTATION 37

                               Escrow Deposits.

CAE, Inc. (59789)        Property Title Group, LLC as agent for Stewart Title
                         Guaranty Company ("Title Co") is a party to an escrow agreement between the entity which sold the Mortgage
                         Property to the related Borrower and such Borrower, which escrow agreement is subject to a collateral
                         Assignment of escrow rights agreement. An amount equal to the sum of $1,237,500 is being held by Title Co for the unpaid costs to complete certain work at the related Mortgaged Property.

Hotel Solamar (3404424)  The FF&E Impound is not held by Mortgagee. This
                         Eligible Account is a segregated account maintained at LaSalle National Bank, N.A. located in Chicago, IL in the name of Souldriver, L.P. for the benefit of Bank of America, N.A.

                              REPRESENTATION 38

                            Licenses and Permits.

CAE, Inc. (59789)    The related Borrower has received a temporary certificate
                     of occupancy for the related Mortgaged Property, issued
                     November 10, 2006 (the "TCO") that requires Borrower to comply with certain conditions more particularly set forth therein on or prior to February 9, 2007 (the "TCO
                     Expiration Date").

                     On or prior to the TCO Expiration Date, Borrower must deliver to Mortgagee (i) the permanent certificate of occupancy for such Mortgaged Property (the "CO") or (ii) if a CO may not yet be issued, evidence of the extension of the TCO Expiration Date (each, an "Extended TCO"). If such Borrower delivers an Extended TCO to Mortgagee, until such Borrower delivers the CO to Mortgagee, such Borrower must (A) diligently continue to pursue the issuance of the CO (the "CO Diligence") and (B) on or prior to the date that is one (1) week prior to the expiration date of each Extended TCO, deliver to Mortgagee (x) evidence of the CO Diligence as set forth in an officer's certificate of Borrower, in form and substance reasonably acceptable to Mortgagee and (y) a new Extended TCO. Borrower must not permit the TCO or any Extended TCO to expire prior to the issuance and delivery to Mortgagee of the CO.

                     The related Borrower will be personally liable to Mortgagee for (A) Mortgagee's losses in connection with such Borrower's failure to obtain a CO or an Extended TCO and (B) the full amount of the debt upon the issuance of an order to vacate the related Mortgaged Property by any governmental authority in connection with such Borrower's failure to obtain a CO or an Extended TCO, provided that the debt will no longer be recourse to such Borrower and the related Borrower Principal upon the nullification, rescission, termination or revocation of such order to vacate such Mortgaged Property.

                              REPRESENTATION 41

                           Non-Recourse Exceptions.

Inland - Bradley Portfolio (3401471)

Inland - Bradley Portfolio Pool B (3403207)

Golder Ranch Shopping Center (3403276)

BMW Financial Services Bldg. (3404427)

Albertson's Rancho Cucamonga (3403903)

Hickory Self Storage (3403971)

Budget Self Storage-Lawndale (3403974)

Budget Self Storage - University (3403976)

Budget Self Storage - Peters Creek (3403973)

Budget Self Storage - Highpoint Rd (3403975)

Boise Cascade - Minnesota (3402994)

Boise Cascade - Illinois (3402991)

CAE, Inc. (59789)

North Hills Shopping Center (3401480)        The related Borrower Principal
                                             is not a natural person.
PNA-Delta Steel Portfolio (3402772)

PNA- Clinton-Lockwood (3402868)

PNA- Metal Supply Property (3402869)

PNA - Feralloy Industrial Portfolio (3402872)

PNA-Smith Pipe & Steel Industrial Portfolio -
Phoenix, AZ (3402873)

PNA - Delnor Industrial Portfolio (3402921)

PNA-Infra-Metals Portfolio (3402871)

Hotel Solamar (3404424)

Giant Eagle - Tallmadge, OH (3404754)

Rancho Alta Mira Shopping Center (3404022)

Ajax Tocco Industrial Buildings (3402937)

University Commons - Lexington (3402284)

Golder Ranch Shopping Center (3403276)



Eckerd (3404402)

Lowe 6th Street Properties (3404095)

575 Lexington Ave. (3403716)

Hirschfeld Portfolio (3403858)

Home Depot Niagara Falls (3404173)

Marsh Store 14 (3402364)

Marsh Store 40 (3402369)

Marsh Store 73 (3402371)

Marsh Office 886 (3403567)                   There is no Borrower Principal
                                             in connection with these
Marsh Warehouse #850 (3403582)               Mortgage Loans.

Merrymeeting Plaza (3403127)

Appleton Square (3403481)

Lobill's Store 301 (3403570)

Lobill's Store 307 (3403571)

Lobill's Store 325 (3403572)

University View (3404480)

Pacific Shores (3404790)

Marketplace at Hamden (3403925)



Hooman Pontiac GMC (3404044)                 The related Mortgage Loan is a
                                             full recourse loan.

                              REPRESENTATION 42

                             Separate Tax Parcels

Ship Mall (3403395)                   The related mortgaged Property
                                      consists of two separate tax lots for
                                      Unit 1 and Unit 2 of the condominium.
                                      However, Lots 1A and 1B (which were
                                      added to the Condominium by the Second
                                      Amendment to Deed of Ship Mall
                                      Condominium dated November 6, 2006)
                                      are not yet included in the two
                                      separate lots, nor have they been
                                      separately assessed by the town of
                                      Lynnfield. The proforma title policy
                                      includes a separate tax lot
                                      endorsement that insures against loss
                                      in the event that the above proves to
                                      be incorrect.

                              REPRESENTATION 43

                            Financial Statements.

Some Mortgage Loan documents provide that annual financial statements will be audited by an upon the request of the holder of the related Mortgage Loan only following the occurrence of an event of default under such loan documents or only if financial statements are not delivered in a timely fashion.

Brooks Landing Apartments (3402726)   The original principal balance of the
                                      related Mortgage Loan was greater than
Marsh Office 886 (3403567)            $20,000,000; however, annual financial
                                      statements are not required to be audited
1412 Broadway (3403748)               by an independent certified public
                                      accountant.
Inland - Bradley Portfolio (3401471)

Inland - Bradley Portfolio Pool B
(3403207)


Commerce Bank Grosvenor Lane          The original principal balance of the
(3401958)                             related Mortgage Loan was greater than
                                      $3,000,000; however, quarterly operating statements are not required.

                              REPRESENTATION 44

                          Fee/Leasehold Properties.

Hotel Solamar (3404424)         Subject to the compliance with redevelopment
                                agency requirements, Tenant has the right to mortgage its interest in the Ground Lease to an institutional lender or an institutional trustee or collateral agent or similar agent representing the interests of lender or debt holders.

Hotel Solamar (3404424)         The related Ground Lease does not provide that
                                such Ground Lease will remain prior to any mortgage on the related fee interest.

PNA-Infra-Metals (3402871)      According to the related Ground Lease, Landlord
                                has the right to place a mortgage on the Premises and the Lease will, at the mortgagee's option, be subject and subordinate to the lien of said mortgage, provided that the mortgagee must be an insurance company, a bank, a savings and loan association or a pension fund, or a combination of the foregoing.

                                According to the pro forma title policy, there are three Mortgages of record affecting the fee estate.

Hotel Solamar (3404424)         If mortgagee becomes a party to the ground
                                lease, it will have the ability to freely assign the ground lease.

PNA-Infra-Metals (3402871)      The related Ground Lease does not extend 20
                                years beyond the maturity date of the Mortgage
                                Loan. Such Ground Lease expires May 14, 2031, but the stated maturity date of the related
                                Mortgage Loan is October 1, 2016.

PNA-Infra-Metals (3402871)      In the event of the termination of the Lease
                                prior to the expiration of the Term, except by eminent domain, the related Leasehold Mortgagee will have the option to obtain a new lease.

Hotel Solamar (3404424)         The related Ground Lease is silent with respect
                                to which party is entitled to hold the proceeds but with respect to a casualty exceeding 100% of the proceeds, then such Ground Lease may be terminated.

PNA-Infra-Metals (3402871)      If the improvements on the related Mortgaged
                                Property suffer a casualty during the last five years of the term of the related Ground Lease, the Mortgagor may elect to terminate the Ground
                                Lease, provided, however, that all insurance proceeds payable with respect to such improvements must be assigned to the Ground
                                Lessor.

Hotel Solamar (3404424)         There is no specific quiet enjoyment provision.

Welch Plaza (3400925)


Hotel Solamar (3404424)         Only material amendments and modifications to
                                the related Ground Lease require mortgagee's prior consent.

Marketplace at Hamden (3403925  Two ground leases encumber a small portion of the related Mortgaged Property. Landlord would not provide ground lease estoppels for such ground leases, and as such, the income from the only tenant (Pep Boys) on any part of the ground leases land was not included as part of the underwriting for the related mortgage Loan.

Inland - Bradley Portfolio -    The Ground Lease does not specifically state
Hartford Fire Insurance Co      that it may not be amended without mortgagee's
(3401471)                       prior consent.

                              REPRESENTATION 45

                             Fee Simple Interest.

Hirschfeld Portfolio (3403858)        The related Mortgaged Property is owned
                                      by the owners of the related Borrower and
Inland - Bradley Portfolio -          such related Borrower executed the
Millennium Inorganic Chemicals        related Mortgage Note and related loan
Building (3401471)                    agreement. The related Mortgage Loan is
                                      secured by an Indemnity Guaranty and an
                                      Indemnity Deed of Trust, Assignment of
                                      Leases and Rents, Security Agreement and
                                      Fixture Filing, which documents have been executed by the owners of the related
                                      Borrower. This structure is known as an
                                      Indemnity Deed of Trust, which is
                                      specific to the State of Maryland.

                              REPRESENTATION 46

                                  ARD Loans.

Eckerd (3404402)                      None of these ARD Loans requires
                                      scheduled monthly payments of principal.
Home Depot Niagara Falls (3404173)    These ARD Loans are interest-only.

                           BACM 2007-1 SECURITIZATION

                                  SCHEDULE IIA

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
                   WITH RESPECT TO THE BRIDGER MORTGAGE LOANS

Schedule IIA (6) Assignment of Leases and Rents

      To the extent that a Mortgagor leases all or part of the Mortgaged Property to a master lessee, which master lessee enters into leases with tenants of such Mortgaged Property, such master lessee owns an interest in any payments due under such leases.

Schedule IIA (14) Insurance

      With respect to each Bridger Mortgage Loan, the related Mortgage requires the Mortgagor to maintain such insurance as the mortgagee may require, and thus permits the mortgagee to require the maintenance of the insurance described in this section.

      With respect to the Wedgwood Apartments Mortgage Loan (Loan No. 20306), the Gregory Cove Apartments Mortgage Loan (Loan No. 20467), and the Fairbanks Shopping Center Mortgage Loan (Loan No. 21072), the related hazard insurance policy covering the related Mortgaged Property contains a co-insurance clause.

      With respect to the Tulsa Retail Center Mortgage Loan (Loan No. 20281), a tenant (Circuit City) self-insures against damage to, and general liability for, the portion of the Mortgaged Property it occupies.

Schedule IIA (17) Additional Collateral

      The Loan Documents with respect to the Clarion Inn Chester Mortgage Loan (Loan No. 19221) and the Keystone Apartments Mortgage Loan (Loan No. 20865) permit the related Mortgagor, at any time more than twelve months after the securitization of such Mortgage Loan, to incur subordinate debt secured by the related Mortgaged Property if the mortgagee approves such subordinate debt in its discretion and the Mortgagor satisfies certain financial criteria and other requirements.

      The Loan Documents with respect to the Indian Hills Apartments Mortgage Loan (Loan No. 21892) permit the Mortgagor, at any time more than eighteen months after the securitization of such Mortgage Loan, to incur subordinate debt secured by the Mortgaged Property if the mortgagee approves such subordinate debt in its reasonable discretion and the Mortgagor satisfies certain financial criteria and other requirements.

      The Loan Documents with respect to the Nisqually Ridge Apartments Mortgage Loan (Loan No. 19474) permit the Mortgagor, at any time more than twenty-four months after the securitization of such Mortgage Loan, to incur subordinate debt secured by the related Mortgaged Property if the mortgagee approves such subordinate debt in its reasonable discretion and the Mortgagor satisfies certain financial criteria and other requirements.

      The Loan Documents with respect to the Cypress Mini Storage Mortgage Loan (Loan No. 21850), the Hampton Inn - Downtown Indianapolis Mortgage Loan (Loan No. 20671), the Wedgwood Apartments Mortgage Loan (Loan No. 20306), the Pendleton Lake East Apartments Mortgage Loan (Loan No. 21997), the East Park Estate Mortgage Loan (Loan No. 18193), the Oak Bend Commons Mortgage Loan (Loan No. 21995), and the Colony Bay Apartments Mortgage Loan (Loan No. 21988) permit the related Mortgagor, at any time more than thirty-six months after the securitization of such Mortgage Loan, to incur subordinate debt secured by the related Mortgaged Property if the mortgagee approves such subordinate debt in its reasonable discretion and the Mortgagor satisfies certain financial criteria and other requirements.

      The Loan Documents with respect to the Gregory Cove Apartments Mortgage Loan (Loan No. 20467) permit the Mortgagor to secure all or a portion of an existing subordinate obligation in the amount of $1,375,000 with a subordinate lien against the Mortgaged Property if the mortgagee approves such subordinate lien in its discretion and the Mortgagor satisfies certain requirements.

      The Loan Documents with respect to the Whitney Place Self Storage Mortgage Loan (Loan No. 20881) permit the Mortgagor, at any time after the earlier of (i) twelve months after the securitization of the Mortgage Loan or (ii) twenty-four months after the closing of the Mortgage Loan, to incur subordinate debt secured by the related Mortgaged Property if the mortgagee approves such subordinate debt in its discretion and the Mortgagor satisfies certain financial criteria and other requirements.

Schedule IIA (19) Environmental Conditions

      With respect to the Sentry Station Mortgage Loan (Loan No. 19331), the related loan assumption agreements provide that the added tenant-in-common Mortgagors (the "New TICs," which term does not include the original Mortgagor) do not have any personal liability (whether under any recourse carve-outs or exceptions to non-recourse provisions or otherwise) for environmental matters.

Schedule IIA (21) Bankruptcy

      To the extent any Mortgagor leases all or part of the Mortgaged Property to tenants, the Seller makes no representation regarding the bankruptcy or insolvency of any tenant at the Mortgaged Property.

Schedule IIA (22) Whole Loan; Interest Only; No Equity Participation or Contingent Interest

      Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first year of such Mortgage Loan's term:

            Loan No.          Mortgage Loan
            --------          -------------
            19646             Arizona Self Storage
            20566             Twentieth Center
            20306             Wedgwood Apartments
            20489             Long Island Retail Portfolio

      Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first two years of such Mortgage Loan's term:

            Loan No.          Mortgage Loan
            --------          -------------
            18504             Virginia Office Building
            21892             Indian Hills Apartments
            21510             Marina Bay Apartments-06
            19122             Village on the Green Apartments
            21328             Pond Place Medical Office
            20475             Boland Eastpoint
            21997             Pendleton Lake East Apartments
            21506             Center at Smith Valley
            21995             Oak Bend Commons
            21988             Colony Bay Apartments
            18225             Automall Mini Storage

      Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first three years of such Mortgage Loan's term:

            Loan No.          Mortgage Loan
            --------          -------------
            20674             Woodland Center - Richmond
            20869             Eisma Office II
            18924             Middleboro Self Storage
            22339             Whitefish Bay Townhomes
            20467             Gregory Cove Apartments
            18193             East Park Estates

      Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first five years of such Mortgage Loan's term:

            Loan No.          Mortgage Loan
            --------          -------------
            20459             Colonial Oaks Mobile Home Park
            19331             Sentry Station
            21850             Cypress Mini Storage

      Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the Mortgage Loan's entire term (10 years):

            Loan No.          Mortgage Loan
            --------          -------------
            19474             Nisqually Ridge
            20671             Hampton Inn - Downtown Indianapolis

      With respect to the Whitney Place Self Storage Mortgage Loan (Loan No. 20881), the Loan Documents provide for interest-only payments without principal amortization until the earlier of (i) two years after the closing date of the Mortgage Loan or (ii) the date that the entire amount of a related holdback is disbursed.

Schedule IIA (23) Transfers and Subordinate Debt

      With respect to the Center at Smith Valley Mortgage Loan (Loan No. 21506), there is existing secured subordinate debt in the amount of $345,000.

      With respect to the Automall Mini Storage Mortgage Loan (Loan No. 18225), there is existing secured subordinate debt in the amount of $310,000.

      With respect to the Long Island Retail Portfolio Mortgage Loan (Loan No. 20489):

            (i) there is existing secured subordinate debt in the amount of $800,000; and

            (ii) a tenant of the Mortgaged Property (representing 15% of the total portfolio income) has an unsubordinated right of first refusal, pursuant to which, in connection with any bona fide offer to purchase the related portion of the Mortgaged Property, such tenant will have 30 days after notice of such offer to enter into a contract to purchase such portion of the Mortgage Property under the same terms and conditions contained in such bona fide offer.

      With respect to the Sentry Station Mortgage Loan (Loan No. 19331):

            (i) the Loan Documents permitted the Mortgagor to transfer tenant-in-common interests in the Mortgaged Property provided that each purchaser of a tenant-in-common interest satisfied the mortgagee's single-purpose entity requirements and certain other conditions were satisfied, and such transfers were all completed within 90 days after the origination date of the Mortgage Loan; and

            (ii) the related tenant-in-common agreements provide that if tenants-in-common owning at least 60% of the interests in the Mortgaged Property (the "Approving TICs") vote to approve a decision requiring unanimous consent, then each tenant-in-common that voted against such decision (the "Dissenting TICs") must take one of the following actions:
      (a) change its vote to approve such decision and thus become an Approving TIC; (b) sell its interest in the Mortgaged Property to any Approving TIC(s) that have exercised an option to purchase such Dissenting TIC's interest; or (c) purchase each Approving TIC's interest in the Mortgaged Property. The purchase price for the options described in clauses (b) and
      (c) is determined under the tenant-in-common agreements, which generally require the TICs to obtain an independent appraisal for such determination.

      With respect to the Staples - Pendleton Pike Mortgage Loan (Loan No. 21621), Staples is the tenant of the Mortgaged Property and has an unsubordinated right of first refusal. In connection with any bona fide third-party offer to purchase all or any portion of the Mortgaged Property, Staples will have 30 days to respond to a written offer to sell such Mortgage Property on the terms and conditions, and at 95% of the purchase price, contained in such third-party offer.

Schedule IIA (24) Waivers and Modification

      With respect to the Wedgwood Apartments Mortgage Loan (Loan No. 20306), the Loan Documents were amended and re-recorded on October 20, 2006 to permit the Mortgagor to incur subordinate debt secured by the Mortgaged Property.

      With respect to the Suburban Lodge Atlanta Mortgage Loan (Loan No. 21120), the Loan documents were amended pursuant to a letter agreement dated January 22, 2007, which provided an extension of time for the Mortgagor to complete certain repairs to the related Mortgaged Property.

      With respect to the Whitefish Bay Townhomes Mortgage Loan (Loan No. 22339), the Loan Documents were amended to, among other things, add as borrowers under an amended and restated Mortgage Note the seven limited liability companies that own the related Mortgaged Property as tenants-in-common.

      With respect to the Linden Heights Plaza Mortgage Loan (Loan No. 20745), the Loan Documents were amended to, among other things, revise the legal description of the related Mortgaged Property (but no real property collateral was added or released pursuant to such modifications).

      With respect to the Oak Bend Commons Mortgage Loan (Loan No. 21995), the related Loan Documents were amended, and a related Loan Assumption Agreement was recorded on February 20, 2007, in connection with the transfer of the Mortgaged Property from two tenant-in-common owners to a single Mortgagor.

Schedule IIA (28) Local Law Compliance; Non-Conforming Uses or Improvements

      With respect to the Paramount Place Mortgage Loan (Loan No. 19059), the Mortgagor is required to obtain three final certificates of occupancy within six-months of the closing of the Mortgage Loan.

Schedule IIA (30) Single-Purpose Entity

      With respect to the Colonial Oaks Mobile Home Park Mortgage Loan (Loan No. 20459), the Marina Bay Apartments-06 Mortgage Loan (Loan No. 21510), and the Long Island Retail Portfolio Mortgage Loan (Loan No. 20489), the related Mortgagor does not have, and the Mortgagor's organizational documents do not require, an outside independent member.

      With respect to the Whitefish Bay Townhomes Mortgage Loan (Loan No.
      22339):

            (i) the Mortgagor is comprised of eight limited liability companies, seven of which own the related Mortgaged Property as tenants-in-common; and

            (ii) no Mortgagor has, and no Mortgagor's organizational documents require, an outside independent member.

      With respect to the Middleboro Self Storage Mortgage Loan (Loan No. 18924), the Mortgagor consists of two limited liability companies that own the Mortgaged Property as tenants-in-common.

      With respect to the Long Island Retail Portfolio Mortgage Loan (Loan No. 20489), the Mortgagor was not required to provide a counsel's opinion regarding non-consolidation of the Mortgagor.

      The Loan Documents with respect to the Sentry Station Mortgage Loan (Loan No. 19331) permitted the Mortgagor to transfer tenant-in-common interests in the Mortgaged Property provided that each purchaser of a tenant-in-common interest satisfied the mortgagee's single-purpose entity requirements and certain other conditions were satisfied, and such transfers were all completed within 90 days after the origination date of the Mortgage Loan. The Mortgagor now consists of twenty-four (24) tenants-in-common.

Schedule IIA (31) No Advances

      With respect to the Long Island Retail Portfolio Mortgage Loan (Loan No. 20489), an additional loan amount of $2,800,000 was funded by the mortgagee after the origination of the Mortgage Loan upon the Mortgagor's satisfaction of certain conditions within a specified time period as set forth in the Loan Documents.

      With respect to the Middleboro Self Storage Mortgage Loan (Loan No. 18924), an additional loan amount of $145,000 was funded by the mortgagee after the origination of the Mortgage Loan upon the Mortgagor's satisfaction of certain conditions within a specified time period as set forth in the Loan Documents.

Schedule IIA (37) Escrow Deposits

      It is anticipated that the primary servicers of the Bridger Mortgage Loans will retain possession of the escrows, deposits and payments on behalf of the Depositor, rather than conveying possession thereof to the Depositor on the Closing Date.

Schedule IIA (38) Licenses and Permits

      With respect to the Paramount Place Mortgage Loan (Loan No. 19059), the Mortgagor is not in possession of three final certificates of occupancy and is required to obtain those within six-months of the closing of the Mortgage Loan.

      With respect to the Royer Mansion Mortgage Loan (Loan No. 20112), final certificates of occupancy have not been issued for two tenant spaces.

Schedule IIA (41) Non-Recourse Exceptions

      Each of the following Mortgage Loans has a non-recourse carve-out for "fraud or intentional misrepresentation" rather than "fraud or material misrepresentation":

            Loan No.          Mortgage Loan
            --------          -------------
            21266             Del Amo Square
            19646             Arizona Self Storage
            20566             Twentieth Center
            21616             Madison Village
            20112             Royer Mansion
            20459             Colonial Oaks Mobile Home Park
            18504             Virginia Office Building
            21892             Indian Hills Apartments
            20306             Wedgwood Apartments
            19059             Paramount Place
            20869             Eisma Office II
            19122             Village on the Green Apartments
            20333             Halcyon Village
            18924             Middleboro Self Storage
            21104             Broadway Apartments
            22339             Whitefish Bay Townhomes
            20467             Gregory Cove Apartments
            20281             Tulsa Retail Center
            20421             Strongsville Towne Center
            21997             Pendleton Lake East Apartments
            18193             East Park Estates
            19331             Sentry Station
            21492             Lincoln Ridge Retail
            21995             Oak Bend Commons
            21108             Wellington Place
            21198             Buckner Medical
            20489             Long Island Retail Portfolio
            21988             Colony Bay Apartments
            18225             Automall Mini Storage
            19474             Nisqually Ridge
            21072             Fairbanks Shopping Center
            20671             Hampton Inn - Downtown Indianapolis
            21850             Cypress Mini Storage
            21017             Stor-In Mini Storage
            20082             Seven-Twenty Portfolio

      With respect to the Strongsville Towne Center Mortgage Loan (Loan No. 20421):

            (i) the guarantor is not liable for any of the Mortgagor's obligations under the Environmental Indemnity Agreement as long as the Mortgagor has obtained environmental insurance; and

            (ii) such guarantor's liability cannot exceed $1,000,000, and any damages owed by such guarantor will be recovered first from a related "Non-Recourse Reserve" required under the Loan Documents and then from the assets of the guarantor.

      With respect to the Sentry Station Mortgage Loan (Loan No. 19331), the related loan assumption agreements provide that the added tenant-in-common Mortgagors (the "New TICs," which term does not include the original Mortgagor) do not have any personal liability (whether under any recourse carve-outs or exceptions to non-recourse provisions or otherwise) for environmental matters.

Schedule IIA (43) Financial Statements

      With respect to the following Bridger Mortgage Loans, the Loan Documents require the delivery of at least quarterly operating statements as well as an annual balance sheet of the related Mortgagor (but such Loan Documents do not specifically require (i) the delivery of an annual operating statement or (ii) that the annual balance sheet include a statement of changes in financial position):

            Loan No.          Mortgage Loan
            --------          -------------
            21266             Del Amo Square
            20566             Twentieth Center
            21616             Madison Village
            20112             Royer Mansion
            20634             Woodlands Atrium
            18504             Virginia Office Building
            19059             Paramount Place
            20869             Eisma Office II
            20333             Halcyon Village
            20281             Tulsa Retail Center
            20421             Strongsville Towne Center
            19331             Sentry Station
            21492             Lincoln Ridge Retail
            21198             Buckner Medical
            19357             Comfort Suites DFW
            20489             Long Island Retail Portfolio
            21072             Fairbanks Shopping Center
            20082             Seven-Twenty Portfolio

Schedule IIA (44) Fee/Leasehold Properties

      44(g) - With respect to the Fairbanks Shopping Center Mortgage Loan (Loan No. 21072), the current term of the Ground Lease does not extend for a period 10 years beyond the amortization term or 20 years beyond the Stated Maturity Date for the Mortgage Loan.

Schedule IIA (53) Environmental Insurance Policies

      With respect to each of the Strongsville Towne Center Mortgage Loan (Loan No. 20421), the mortgagee obtained a secured creditor environmental insurance policy due to the presence of a dry cleaner. The policy provides for $1,000,000 in coverage, and the mortgagee obtained from the Mortgagor a $250,000 reserve to cover the related deductible (which reserve may be decreased to $10,000 if the dry cleaning tenant ceases operations on or before May 31, 2009). The policy does not, however, have a term not less than 5 years beyond the term of the Mortgage Loan. Instead, the policy has an expiration date that coincides with the Anticipated Repayment Date of the Mortgage Loan and provides for either an automatic two-year extension or, at the mortgagee's election, an extension for three one-year terms.

Bridger Mortgage Loans

The following Mortgage Loans are the Bridger Mortgage Loans:

Loan No.    Mortgage Loan
--------    -------------
21892       Indian Hills Apartments
22339       Whitefish Bay Townhomes
20489       Long Island Retail Portfolio
21510       Marina Bay Apartments
20459       Colonial Oaks Mobile Home Park
19122       Village on the Green Apartments
20671       Hampton Inn - Downtown Indianapolis
17679       Ramshorn Executive Center
20467       Gregory Cove Apartments
20475       Boland Eastpoint
20421       Strongsville Towne Center
20281       Tulsa Retail Center
21997       Pendleton Lake East
21328       Pond Place Medical Office
18193       East Park Estates
21506       Center at Smith Valley
19331       Sentry Station
21492       Lincoln Ridge Retail
21995       Oak Bend Commons
19357       Comfort Suites DFW
21108       Wellington Place
19348       Expressway Plaza II
19221       Clarion Inn Chester
21988       Colony Bay Apartments
20881       Whitney Place Self Storage
21198       Buckner Medical
19059       Paramount Place
20082       Seven-Twenty Portfolio
18225       Automall Mini Storage
21120       Suburban Lodge Atlanta
20634       Woodlands Atrium
19646       Arizona Self Storage
20869       Eisma Office II
20967       Center at Stop Eleven
21616       Madison Village
20674       Woodland Center - Richmond
19474       Nisqually Ridge Apartments
18504       Virginia Office Building
21621       Staples - Pendleton Pike
19843       Willowbrook Apartments
20112       Royer Mansion
21266       Del Amo Square
21017       Stor-In Mini Storage
21850       Cypress Mini Storage
20566       Twentieth Center
21104       Broadway Apartments
20762       U.S. Bank National
20333       Halcyon Village
18924       Middleboro Self Storage
20306       Wedgwood Apartments
20745       Linden Heights Plaza
20865       Keystone Apartments
21072       Fairbanks Shopping Center